UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                  	      SCHEDULE 14C
		      DEFINITIVE INFORMATION STATEMENT


                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
    5(d)(2))
[x] Definitive Information Statement

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                 (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[  ] No fee required
[x] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:
               Common Stock
         -----------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:
               7,650,000
         -----------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          Determined per Rule 0-11(a)(4) based upon the book value of the Company as of the last practicable date, or $3,093,910
         -----------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:
               $3,093,910
         -----------------------------------------------------------
       5) Total fee paid:
               $618.78
         -----------------------------------------------------------

[x] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)Amount Previously Paid:

         -----------------------------------------------------------
      2)Form, Schedule or Registration Statement No.

         -----------------------------------------------------------
      3)Filing Party:

         -----------------------------------------------------------
      4)Date Filed:
         -----------------------------------------------------------
                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                            585 WEST 500 SOUTH #180
                             BOUNTIFUL, UTAH 84010

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 AND
                         RULE 14C PROMULGATED THERETO

                          NOTICE OF CORPORATE ACTION
                        BY WRITTEN STOCKHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TO OUR STOCKHOLDERS:

This Definitive Information Statement ("Information Statement") is being furnished to the stockholders of Left Right Marketing Technology, Inc., a Delaware corporation ("LRMK" or the "Company"), to advise them of the proposals described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware General Corporation Law (the "DGCL"). This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

    The Company's board of directors determined that the close of business on November 4, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

    1. The election of Jason F. Griffith as a member of the Board of Directors of the Company to serve for a term concluding at the next annual meeting of stockholders or until his successor is elected and qualified.

    2. The approval of the Agreement and Plan of Reorganization (the "Agreement"), set forth as Annex A to this Information Statement, by and between the Company and Strategic Gaming Investments, Inc., a Nevada
corporation ("SGI"), and the share exchange between the two companies contemplated therein.

    3. The approval of an amendment to our articles of incorporation, set forth as Annex B to this Information Statement, changing the name of the Company to Strategic Gaming Investments, Inc.

    Under Section 222 of the DGCL, proposals by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the proposals at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the three proposals referred to herein. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

     As of the Record Date, there were 95,229 common shares outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The foregoing outstanding share amount is fully diluted and has been used for purposes of the ownership percentage calculations. Each share of common stock entitles the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders.

     Stockholders holding shares representing 57,928 shares of common stock, or 60.83% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the three proposals.

     On November 4, 2005, the Board of Directors approved each of the three proposals referred to in this Information Statement. This Information Statement will first be mailed to stockholders on or about March 21, 2006 and is being furnished for informational purposes only.

      The executive offices of the Company are located at 585 West 500 South, #180, Bountiful, Utah 84010. The Company's telephone number is (801) 244-4405.

     The Company will pay all expenses associated with furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, the Company has made written requests of brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     The Board of Directors does not know of any matters, other than those described hereinabove, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.

            This Information Statement will serve as written notice to the Company's stockholders pursuant to Section 222 of the DGCL.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lawrence S. Schroeder

Lawrence S. Schroeder
Chief Executive Officer and President
585 West 500 South #180
Bountiful, Utah 84010


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY TERM SHEET


The following summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To better understand the election of Jason F. Griffith to our board of directors, the terms and conditions of the Agreement and Plan of Reorganization and the amendment to our Articles of Incorporation, you should carefully read this entire document, its appendices and the other documents to which we refer.

GENERAL

Proposals: We are proposing to (i) elect Jason F. Griffith to serve on our board of directors (See page 6, (ii) approve the Agreement and Plan of Reorganization with Strategic Gaming Investments, Inc. (See page 8), and (iii) amend our articles of incorporation to change our name to Strategic Gaming Investments, Inc. (See page 38.

Required Vote: We are not asking you for a proxy as each of the three proposals have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon

WHAT ARE THE PRINCIPAL TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION WITH STRATEGIC GAMING INVESTMENTS, INC.?

The stockholders of Strategic Gaming Investments, Inc. will exchange 100% of their common stock for 7,650,000 shares of common stock of the Company. Following the close of the merger with Strategic Gaming Investments, Inc., we will have 7,745,229 shares of common stock outstanding following the closing, with our current stockholders holding 95,229 shares of common stock. Our stockholders will experience substantial dilution from this transaction (See page 10).

We will change our name to Strategic Gaming Investments, Inc. (See page 38).

Strategic Gaming Investments, Inc. will pay no cash consideration to us.

We will assume all of the assets and liabilities of Strategic Gaming Investments, Inc., including those of its wholly-owned subsidiary The Ultimate Poker League, Inc. (See pages 13 and 20). Following the closing, The Ultimate Poker League, Inc. will be a wholly-owned subsidiary of the Company.

The management team of The Ultimate Poker League, Inc. will handle a majority of the day-to-day operations post merger, including the operation of the poker league contests and the production of the reality television series relating thereto (See pages 31 and 35).

Following the closing, our common stock will continue to be traded on the Over The Counter Bulletin Board. We anticipate procuring a new stock symbol shortly following the closing.

WHAT ARE THE ADVANTAGES AND DISADVANTAGES OF THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION?

ADVANTAGES. Approval of the Agreement and Plan of Reorganization will allow us to formally commence the process of staging The Ultimate Poker League contests coupled with a reality television series. Additionally, it is anticipated that there will be meaningful revenue opportunities from the sale of The Ultimate Poker League merchandise and licensing opportunities with the brand. In sum, Company management believes the transaction with Strategic Gaming Investments, Inc. offers the Company's stockholders significant growth opportunities in a growing market (See page 30). Alternatively, the Company does not currently have an ongoing business (See page 8 ).

DISADVANTAGES.   Existing   common  stockholders  of  the  Company  will  incur
substantial dilution as a result of the issuance of 7,650,000 shares of common stock to the stockholders of Strategic Gaming Investments, Inc. (See page 10).

WHAT ARE THE TAX IMPLICATIONS OF THE MERGER WITH STRATEGIC GAMING INVESTMENTS, INC.?

Tax Effects of the Reorganization: We believe that the transaction with Strategic Gaming Investments, Inc. will be tax-free to our stockholders and you will maintain the same aggregate tax basis on your common stockholdings in the Company (See page 10).

HOW WILL THE ARTICLES OF INCORPORATION BE AMENDED?

Our Articles of Incorporation will be amended to reflect the change of our name to Strategic Gaming Investments, Inc. (See Annex B).

WHAT CONFLICTS OF INTEREST EXIST?

Conflicts of interest exist as a result of the constituency of the officers and directors of the Company being identical to the officers and directors of Strategic Gaming Investments, Inc., excluding Jason F. Griffith who serves a director nominee for the Company and as a director of Strategic Gaming Investments, Inc. As there are no independent directors of the Company at this time (although the Company anticipates appointing not less than two (2), and not more than four (4), independent directors in 2006), no special committee of independent directors was appointed to consider the three proposals. Our board of directors did, however, consider various alternatives, including, but not limited to, the fact that the Company has no ongoing business, and the fairness of the proposed merger with Strategic Gaming Investments, Inc. Following such deliberations, the Company's board of directors unanimously approved the adoption of each of the three proposals set forth in this Information Statement.

DO I HAVE APPRAISAL OR DISSENTER'S RIGHTS?

Pursuant to the Delaware General Corporate Law, ("DGCL"), given that the Company has more than 2,000 outstanding stockholders and the holders of a majority of our outstanding capital stock have approved the three (3) proposals via written consent, the Company is not required to provide dissenting stockholders with a right of appraisal, and the Company will not provide stockholders with such a right (See page 38).

CHANGES IN SHAREHOLDER RIGHTS

Your rights as a common stockholder in the Company will remain the same. However, as a result of the 7,650,000 shares of common stock to be issued to the stockholders of Strategic Gaming Investments, Inc., your percentage ownership in the Company will be significantly reduced (See page 10).

WHO SHOULD YOU CALL WITH QUESTIONS?

If you have any questions, you may contact S. Matthew Schultz, Chairman of the Board, at (801) 244-4405.

ITEM 1.  GENERAL INFORMATION.


     This Information Statement is being furnished to the stockholders of the Company to advise them of the three proposals described herein, each of which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the DGCL. This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

     The Company's board of directors determined that the close of business on November 4, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

     1. The election of Jason F. Griffith as a member of the Board of Directors of the Company to serve for a term concluding at the next annual meeting of stockholders or until his successor is elected and qualified.

     2. The approval of the Agreement and Plan of Reorganization (the "Agreement"), set forth as Annex A to this Information Statement, by and between the Company and Strategic Gaming Investments, Inc., a Nevada
corporation ("SGI"), and the share exchange between the two companies contemplated therein.

     3. The approval of an amendment to our articles of incorporation, set forth as Annex B to this Information Statement, changing the name of the Company to Strategic Gaming Investments, Inc.

     Under Section 222 of the DGCL, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of common stock entitled to vote approved these proposals. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

     As of the Record Date, there were 95,229 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The 95,229 shares of common stock are fully diluted and have been used for purposes of calculating the ownership percentages herein. Each share of common stock entitles the holder to one (1) vote on all matters submitted to stockholders.

     Stockholders holding 57,928 shares of common stock, or 60.83% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the proposals.

     On November 4, 2005, the Board of Directors approved each of the proposals and authorized the Company's officers to deliver the Information Statement once in definitive form. The Company estimates that the Information Statement will be sent to stockholders on or about March 21, 2006.

PROPOSALS

     Approval of the following proposals requires the consent of a majority of the issued and outstanding common stock of the Company. As of the Record Date, the Company had 95,229 shares of common stock issued and outstanding. The Company has no outstanding options, warrants or other securities convertible into shares of common stock. Thus, 95,229 shares have been utilized in calculating ownership percentages .

       A majority of the issued and outstanding common stock of the Company consists of 47,615 shares. Stockholders holding a total of 57,928 shares of common stock, or 60.83% of our issued and outstanding common stock, have voted in favor of each of the three proposals via written consent.

     The three proposals requiring consent from a majority of the issued and outstanding common stock of the Company are as follows:


                                PROPOSAL ONE:

                             ELECTION OF DIRECTOR


     Our Board of Directors presently consists of two members, S. Matthew Schultz (Chairman) and Lawrence S. Schroeder. Jason F. Griffith has been nominated to serve as a Director until the earlier of (i) the next annual meeting of the Company's stockholders, (ii) a successor has been duly elected and qualified, or (iii) his or her earlier resignation, removal from office, death or incapacity.

     The following is a brief  description  of  the  business background of Mr.
Griffith:

     Mr. Griffith serves as Chief Financial Officer, Secretary and a Director Nominee of the Company. Mr. Griffith's experience includes having served as chief financial officer for two publicly traded companies, including Datascension, Inc., from June 2002 to March 2005, and South Texas Oil Company, from June 2002 to the present. Mr. Griffith has extensive experience in public accounting, including serving as the managing partner of De Joya, Griffith & Company, LLC, formerly known as CFO Advantage, from June 2002 to December 2004, and Franklin, Griffith & Associates, from January 2005 to August 2005. In addition, Mr. Griffith served as the accounting manager for Chavez & Koch, a certified public accounting firm, from August 2001 through June 2002. Previously, Mr. Griffith worked for Arthur Andersen LLP in Memphis, Tennessee from December 1998 until July 2001. Mr. Griffith received a bachelor's degree in business and economics, and a master's degree in accounting, from Rhodes College. Mr. Griffith is a licensed certified public accountant in Nevada and Tennessee, is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, and the Nevada and Tennessee State Society of CPA's. Currently, Mr. Griffith serves as a member of the board of directors for South Texas Oil Company.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     Mr. Schroeder serves as President, Chief Executive Officer and a director of the Company and SGI. Mr. Schroeder is the beneficial and record owner of 3,400,000 shares of common stock of Strategic Gaming Investments, Inc. Mr. Schroeder is the record and beneficial owner of zero shares of common stock of the Company. Mr. Schroeder's holdings in SGI represent 44.4% of the issued and outstanding common stock of SGI. Following the completion of the merger between the Company and SGI (referred to in proposal two), Mr. Schroeder will own 3,400,000 shares of common stock of the Company, representing 43.9% of the then issued and outstanding common stock of the Company.

     Mr. Schultz serves as Chairman and Chief Operating Officer of the Company and SGI. Mr. Schultz is the beneficial and record owner of 57,928 shares of common stock of the Company, and 3,000,000 shares of common stock of Strategic Gaming Investments, Inc. Mr. Schultz's holdings in SGI represent 39.2% of the issued and outstanding common stock of SGI. Following the completion of the merger between the Company and SGI (referred to in proposal two), Mr. Schultz will own 3,057,928 shares of common stock of the Company, representing 39.5% of the then issued and outstanding common stock of the Company.

     Mr. Griffith serves as Chief Financial Officer, Secretary and a director nominee of the Company. In addition, Mr. Griffith serves as Chief Financial Officer and a Director of SGI, and Secretary and Treasurer of The Ultimate Poker League, Inc., a wholly-owned subsidiary of SGI. Mr. Griffith is the beneficial and record owner of 750,000 shares of common stock of Strategic Gaming Investments, Inc. Mr. Griffith's holdings in SGI represent 9.8% of the issued and outstanding common stock of SGI. Following the completion of the merger between the Company and SGI (referred to in proposal two), Mr. Griffith will own 750,000 shares of common stock of the Company, representing 9.7% of the then issued and outstanding common stock of the Company.


      ABSENCE OF NOMINATING COMMITTEE.

      The Company does not presently have a nominating committee. The current board of directors of the Company, consisting of Lawrence S. Schroeder and S. Matthew Schultz, currently make all determinations as to director nominees and evaluate nominees based upon their professional experience and the anticipated value each new director will add to the board of directors.

      In the future, the Company intends to add several members to its board of directors, each of which shall be independent directors, and at least two (2) of such parties shall comprise a nominating committee. In this regard, the Company anticipates that it will add not less than (2), and not more than four
(4), independent members to its board of directors in 2006. Upon the occurrence of the foregoing, the Company will establish a formal nominating committee, governed by a nominating committee charter, to consider new director nominees from time to time. In this regard, the nominating committee charter will (i) require that all of the members of the nominating committee be independent pursuant to the NASDAQ rules regarding independence; (ii) allow director candidates to be recommended by security holders of the Company who hold at least five percent (5%) of the issued and outstanding voting stock of the Company; (iii) include a provision allowing security holders, who hold at least five percent (5%) of the issued and outstanding voting stock of the Company, to recommend candidates for election to the board of directors in writing at least 60, and not more than 120, days prior to each annual meeting of stockholders, and all such candidates shall, upon satisfactory completion of a background investigation and satisfaction of the minimum qualifications set forth in the nominating committee charter, be considered for election at such annual meeting of stockholders; (iv) include specific minimum qualifications, including certain requisite skills and qualities; (v) provide that the nominating committee may use all resources available in identifying and evaluating potential candidates, including, but not limited to, retention of an independent search firm, with appropriate credentials, on a cash basis to be disclosed; (vi) include a provision requiring disclosure (other than nominees who are executive officers of the Company or who are standing for re-election) of the party (i.e., security holder, non-management director, chief executive officer or other member of management, or independent search firm, etc.) who recommended the nominee to the nominating committee; and (vii) include a provision requiring the disclosure of any nominee recommended by a security holder of five percent (5%) or more of the Company's issued and outstanding voting stock for the prior year's annual stockholders meeting, as well as disclosure of the security holder, and whether the nominating committee chose to nominate the candidate; provided, however, such nominee and security holder will not be disclosed, without the written consent of each such party in the event the nominating committee elected not to nominate such nominee.



      AUDIT COMMITTEE REPORT.

      The Company's board of directors have approved the formation of an audit committee along with the audit committee charter attached hereto as Annex D. At this time, Messrs. Schroeder and Schultz comprise the audit committee; provided, however, upon the formal appointment of not less than two (2), and not more than four (4), the audit committee will be comprised solely of independent directors. One of these individuals shall be qualified to serve as the Company's financial expert and will serve as the chairman of the audit committee. The other two (2) members of the audit committee will be independent directors.

      The audit committee handles the following matters:

      1. Review and discuss the audited financial statements with Company management.

      2. Discuss all relevant matters required to be discussed with the Company's independent auditors, including Statement of Accounting Standards 61 as may be modified.

      3. Review and discuss the written disclosures and the letter from with the Company's independent auditors required by Independence Standard Boards Standard No. 1, as may be modified.

      4. Review, discuss and confirm, to the satisfaction of the audit committee, whether the Company's independent auditors qualify as independent auditors.

      5. Based upon its review and discussion of items one through four above, the audit committee shall recommend, or otherwise, to the Company's board of directors, that the Company's audited financial statements should be included in the Company's annual report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

      6. The audit committee shall issue a formal audit committee report to the Company's board of directors on not less than an annual basis.

      In conjunction with the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, the audit committee will discuss, review and handle items 1 through 6 noted immediately above.

      BOARD OF DIRECTOR MEETINGS.

      The Company's board of directors held a meeting four (4) times during the last fiscal year. All meetings were attended by each of the members of the board of directors.

      The Board of Directors of the Company has approved proposal one. Stockholders holding a majority of our issued and outstanding common stock have approved proposal one via written consent.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY



                                 PROPOSAL TWO:

                      APPROVAL OF THE AGREEMENT AND PLAN
                     OF REORGANIZATION AND SHARE EXCHANGE
                    WITH STRATEGIC GAMING INVESTMENTS, INC.

     On November 4, 2004, Left Right Marketing Technology, Inc. entered into an Agreement and Plan of Reorganization (the "Agreement") with Strategic Gaming Investments, Inc., a Nevada corporation. The Agreement is attached hereto as Annex A. The Agreement has been (i) unanimously approved by the Company's Board of Directors, (ii) approved by a majority of the issued and outstanding common stock of the Company, (iii) unanimously approved by the Board of Directors of SGI, and (iv) SGI stockholders representing 100% of the issued and outstanding common stock of SGI.

     SUMMARY OF THE TERMS OF THE AGREEMENT.

     SGI will exchange 100% of its issued and outstanding common stock in consideration for 7,650,000 shares of common stock of the Company. No cash consideration will be paid by SGI to the Company.

     DESCRIPTION OF THE SECURITIES TO BE ISSUED.

     The Company will issue 7,650,000 shares of common stock to the stockholders of SGI in exchange for 100% of the issued and outstanding common stock of SGI. The shares of common stock to be issued to the stockholders of SGI will (i) be entitled to dividends when declared by the Company's board of directors; provided, however, the Company presently has no intentions of declaring dividends for its common stockholders and intends to utilize all available cash for its business operations, (ii) be entitled to one (1) vote per share on all matters submitted to a vote of the common stockholders of the Company, (iii) not include pre-emptive rights.

     There are no provisions in the charter or bylaws of the Company that would delay, defer or prevent a change in control of the Company.

     CONTACT INFORMATION.

     Left Right Marketing Technology, Inc., S. Matthew Schultz, Chairman of the Board, 585 West 500 South, #180, Bountiful, UT 84010, (801) 244-4405.

     Strategic Gaming Investments, Inc., Jason F. Griffith, Secretary, 6330 McLeod Dr., Suite 7, Las Vegas, NV 89120, (702) 736-1852.

     The Ultimate Poker League, Inc., Benjamin Magee, Director, 6600 Amelia Earhardt Court, Suite B, Las Vegas, NV 89119, (702) 581-0872.

     BUSINESS CONDUCTED.

     SGI, through its wholly-owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation ("UPL"), is in the process of creating and operating a poker league (the "Poker League"). SGI is negotiating with a third party to serve as its partner and to sponsor the contest. In the event a definitive agreement is not reached with this third party, SGI has identified several other entities that it intends to approach to serve as its partner and sponsor the Poker League.

     SGI intends to combine the rapidly growing popularity of poker ("Poker") with another recent phenomenon, reality television ("Reality Television"). The Poker League will consist of a four-week, four-person, contest intended for amateur contestants that will compete to win a trip to Las Vegas, Nevada to participate in its championship finals. For the initial four weeks of the contest, four-person teams will compete in local contests, in multiple cities, to accumulate points based upon poker chips at each weekly session. At the conclusion of the initial four weeks of the contest, the four-person team with the highest point total, from each city in which the contest is being held, will win a prize, consisting of an all expenses paid trip to Las Vegas, Nevada to compete in the finals. Finalists will ultimately be competing for a $1,000,000 grand prize at a Las Vegas, Nevada casino, licensed with the Nevada Gaming Commission. At the finals, each member of the four person teams will compete individually to be the final player remaining in the contest (i.e., the last player with poker chips in the contest). The final player remaining will win the $1,000,000 grand prize on behalf of their respective team. All participants in the Poker League will receive an instructional DVD on Texas Hold'Em along with various UPL merchandise.

     Throughout Poker League play, camera crews will be compiling footage for the purpose of creating a reality based television show surrounding the events of the Poker League's contest. This television show will be edited for a six episode series to potentially air on a major broadcast television or cable television channel. From beginning to end, viewers will get to know the contestants as they battle their way to the ultimate prize in Las Vegas. While SGI is presently negotiating with a third party to produce and televise the reality television series, it has not yet reached a definitive agreement.

     In addition to SGI's core business of the Poker League, SGI intends to develop The Ultimate Poker League brand for marketing clothing and other logo merchandise. SGI anticipates using The Ultimate Poker League to potentially launch its own poker gaming magazine, offering industry based articles and information.

     At this time, SGI, and its wholly-owned subsidiary, The Ultimate Poker League, Inc., is currently engaged in development stage activities which raise substantial doubt about its ability to continue as a going concern. The majority of its business efforts are focused on securing contracts in order to commence operations. Currently, The Ultimate Poker League, Inc. does not have a definitive agreement or other understanding with any party to host the Poker League or its affiliated reality based television show.

     TERMS OF THE TRANSACTION.

     SGI will exchange 100% of its issued and outstanding common stock in consideration for 7,650,000 shares of common stock of the Company. No cash or other consideration will be paid by SGI to the Company or its stockholders in connection with the Agreement.

     Currently, the Company has no ongoing business and extremely limited capital. After reviewing other opportunities, the Company's board of directors and management feel strongly that the unique nature of the Poker League, the ongoing growth in the poker industry, and the experience of the individuals involved with SGI and UPL satisfies its primary objective of providing stockholders with a long-term value opportunity.

     The Board of Directors of the Company has unanimously approved the Agreement, and stockholders holding a majority of the outstanding common stock of the Company have approved the Agreement. A vote on the transaction between the Company and SGI will not occur. Further, the Company is not soliciting proxies from its stockholders and requests that its stockholders do not send a proxy.

     The transaction between the Company and SGI will be accounted for as a recapitalization. Since SGI is the only operating company in the exchange and the stockholders of SGI will receive a substantial majority of the voting securities of the combined companies, the transaction exchange will be accounted for as a "reverse acquisition" and, effectively, as a recapitalization, in which SGI will be treated as the accounting acquirer (and the legal acquiree), and the Company will be treated as the accounting acquiree (and the legal acquirer).

     For Federal income tax purposes, the Agreement is intended to constitute as a "plan of reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). We believe that the proposed merger will be "tax-free" under the Code, and the Company's stockholders will retain the same aggregate tax basis following the transaction.

     DILUTIVE EFFECTS OF THE TRANSACTION.

     The merger between the Company and SGI will result in the issuance of 7,650,000 shares of common stock of the Company to the stockholders of SGI in exchange for 100% of the issued and outstanding capital stock of SGI. The merger transaction will have the following dilutive effect on the stockholders of the Company.

   LRMK Common      LRMK Common Stock to be   % Holdings of Existing% Holdings of Existing
Stock Outstanding Issued to SGI Stockholders    LRMK Stockholders     LRMK Stockholders
   Pre-Merger    for 100% of SGI Capital Stock      Pre-Merger         Post-Merger (1)

     95,229                7,650,000                   100%                 1.23%

________________
(1) Following the merger, the Company will have 7,745,229 shares of common stock issued and outstanding. As a result of the merger, current stockholders of LRMK will be diluted by 98.77%.

     REGULATORY APPROVALS.

     The transaction between the Company and SGI is subject to applicable laws and regulations at both the Federal and state level. Regulatory approval from a specific Federal or state authority is not, however, required in connection with the transaction.

     REPORTS, OPINIONS, APPRAISALS.

     Not applicable.

     PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     Other than the transaction referred to in this proposal two, there have been no other negotiations, transactions or material contacts during the past two years between Strategic Gaming Investments and the subject company or its affiliates concerning any:

     (1) Merger;
     (2) Consolidation;
     (3) Acquisition;
     (4) Tender offer for or other acquisition of any class of the subject company's securities;
     (5) Election of the subject company's directors; or
     (6) Sale or other transfer of a material amount of assets of the subject company.

     The  officers  of the Company were approached with  the  potential  merger candidate of Strategic Gaming Investments, Inc. and its wholly-owned subsidiary, The Ultimate Poker League, Inc. during September 2005. This initial inquiry was made by Anthony Marsiglia, President of UPL. The Company's Board of Directors met thereafter to discuss the potential merger of SGI with the Company as well as other possibilities for the Company. After reviewing the potential alternatives, given the Company's lack of operations and assets, and existing liabilities, it was determined that the board should undertake a more in-depth and intensive review of the potential merger candidate, specifically the business and prospects of The Ultimate Poker League. After thoroughly reviewing the other alternatives, it was determined that the business plan of The Ultimate Poker League offered the Company's stockholders with the best long-term growth opportunity. Furthermore, the other alternatives reviewed by the Company's Board of Directors required significant infusions of cash, which the Company was not prepared or able to make. The Company then undertook a further due diligence investigation of UPL, its principals, and the business prospects to properly evaluate the potential risks and benefits of the acquisition.

     At a follow up meeting at the beginning of October 2005, the Company's board of directors discussed its due diligence investigation findings, including the business plan and strategies of The Ultimate Poker League, Inc. and other relevant documents (industry profile, potential contracts, long term potential, etc.). Following a lengthy discussion, it was determined to be in the best interest of the Company's stockholders to undertake the merger transaction with Strategic Gaming Investments, Inc.

     There are no material contracts, existing, pending or otherwise, between the Company and SGI other than the pending Agreement and Plan of Reorganization attached hereto as Annex A.

     CONFLICTS OF INTEREST.

     The directors and officers of the Company are identical to the directors and officers of SGI, with the exception of Mr. Griffith who is a director nominee of the Company. Thus, the negotiations that were undertaken with respect to the proposed merger between the Company and SGI were made solely between Messrs. Schroeder, Schultz and Griffith, and a definitive conflict of interest existed given their respective ownership interests, officer positions and directorships in the Company and SGI, as applicable. Messrs. Schroeder, Schultz and Griffith undertook, in good faith and to the best of their abilities, an analysis of a fair valuation of the two companies in constructing the terms of the merger. Input on the terms of the merger was also provided by each of the members of management and the board of directors of UPL, a wholly-owned subsidiary of SGI.

     The Company intends to address the conflicts of interest on a go-forward basis as follows: The day to day business of the Company post-merger, will exclusively relate to The Ultimate Poker League, Inc. ("UPL"), currently a wholly-owned subsidiary of SGI, and a wholly-owned subsidiary of the Company post-merger. The officers and directors of UPL are set forth in Amendment No. 1, and while Messrs. Schroeder, Schultz and Griffith will have some involvement in the day-to day operations, the majority of the decisions, as well as the day-to-day operations, will be made by the officers of UPL other than Mr. Griffith. Specifically, Ben Magee will oversee the Poker League contest (Please see Mr. Magee's biography in Amendment No. 1) and Donald R. Beck will oversee the production of the reality television series (Please see Mr. Beck's biography in Amendment No. 1). In addition, as disclosed in proposal one of Amendment No. 1, the Company intends to augment its existing board of directors with at least two (2), and not more than four (4), independent directors in 2006.

     The directors of LRMT made a determination based on their belief of the best course of action for the shareholders. Messr. Griffith represented the interests of SGI and Messrs. Schroeder and Schultz negotiated on behalf of LRMT. Messr. Griffith will not become a director of Left Right Marketing until after the definitive information statement has been filed. The consideration and value determined was based on an arbitrary amount negotiated by the two parties. The stock price of the company was not relevant as there was (is) no significant trading or market existing in the common stock of the Company. Both Messrs. Schroeder and Schultz researched and discussed the consideration independent of any discussions with Messr. Griffith. It was only then, that the three individuals met to discuss the consideration to be given. No specific value has been assigned to the proposed merger.

     NO DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     The Company appointed Beckstead and Watts, LLP. as its independent accountants for the fiscal year ended June 30, 2004. This was a change in accountants recommended by the Company's management at the time and approved by the Company's then existing board of directors. Beckstead and Watts, LLP was engaged by the Company on October 1, 2003.


     The audit reports issued by Bradshaw, Smith & Co., LLP, with respect to the Company's financial statements for the fiscal years ended June 30, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Bradshaw, Smith & Co.'s issuance of going concern opinions on the financial statements for the fiscal years ended June 30, 2003 and 2002. From July 1999 through October 1, 2003, the date on which Bradshaw, Smith & Co., LLP was dismissed as the Company's independent accountants, there were no disagreements between the Company and Bradshaw, Smith & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bradshaw, Smith & Co., LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.


     The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Bradshaw, Smith & Co., LLP, as the independent accountants of the Company.


     SELECTED FINANCIAL DATA.

     The information required for SGI includes the audit of SGI's financial statements , including the consolidation of its wholly-owned subsidiary, The
Ultimate  Poker  League,  Inc.,   for  the  period  from  inception  through
 December   31   ,   2005  .   The   consolidated   audited
financial statements of SGI and UPL are set forth  immediately  below, followed
by   (i)   the  Company's  Selected Financial Data for the fiscal  years ended December 31, 2005 and 2004, (ii) the Summary Financial Data for the Company for fiscal quarters ended March 31, June 30, and September 30, 2005 and 2004, (iii) audited financial statements for the Company for the fiscal years ended December 31, 2005 and 2004, (iv) reviewed financial statements of the Company for the fiscal quarters ended March 31, June 30 and September 30, 2005 and 2004.

                  AUDITED FINANCIAL STATEMENTS OF
                 STRATEGIC GAMING INVESTMENTS, INC.
                    AND  ITS WHOLLY-OWNED SUBSIDIARY,
                      THE ULTIMATE POKER LEAGUE, INC.







            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Audit Committee of
Strategic Gaming Investment, Inc.
6330 McLeod Drive
Las Vegas, NV 89120


We have audited the accompanying consolidated balance sheet of Strategic Gaming Investment, Inc. (a Nevada Corporation in the development stage) as of December 31, 2005, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period from inception of September 27, 2005 to December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with generally auditing standards as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategic Gaming Investment, Inc. as of December 31, 2005, and results of operations and cash flows for the initial period from inception of September 27, 2005 to December 31, 2005 in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note1 to the consolidated financial statements, the Company is in the development stage and currently does not have any sources of revenue. These conditions raise substantial doubt about its ability to remain as a going concern. Management's plans regarding those matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from this uncertainty.


/s/Beadle, McBride, Evans & Reeves, LLP
---------------------------------------
Las Vegas, Nevada
March 17, 2006

                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         AUDITED FINANCIAL STATEMENTS


								CONSOLIDATED
								  Audited
								    As of
							      December 31, 2005
							      -----------------

 ASSETS
Current assets
  Cash						 	      $             142
  Advances to related parties						 29,119
							      -----------------
	Total current assets						 29,261

Other assets
  Investment in UPL						              -
							      -----------------
	Total other assets						      -

Intangible assets, net of accumulated depreciation			  6,364

Total assets						      $          35,625
							      =================
 LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable						         10,612
  Advances from related party						 58,960
							      -----------------
	Total current liabilities					 69,572
							      -----------------
	Total liabilities						 69,572

Stockholders' (deficit)
  Common stock; $.001 par value, 100,000 shares
   authorized, 76,500 and 71,500 shares issued and
   outstanding, respectively						     77
  Additional paid-in capital						    484
  Accumulated (deficit)						        (34,507)
							      -----------------
									(33,947)
							      -----------------
	Total liabilities and stockholders' (deficit)			 35,625
							      =================




                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         AUDITED FINANCIAL STATEMENTS


                                                        CONSOLIDATED
                                                          Audited
                                                    for the period from
                                                     September 27, 2005
                                                    (Date of Inception)
                                                          through
                                                     December 31, 2005
						     -----------------

Revenue                                              $               -

Operating expenses
  General and administrative                                    33,581
						     -----------------
      Total operating expenses                                  33,581
						     -----------------
      Loss from operations                                     (33,581)

Other income (expenses):                                             -
      Total other income (expenses)                                  -
						     -----------------
      Loss before provision for income taxes                   (33,581)
Provision for income taxes                                           -
						     -----------------
Net loss                                             $         (33,581)
						     -----------------


Basic and diluted loss per common share              $              (0)
						     =================
Basic and diluted weighted average
   common shares outstanding                                    76,500
						     =================

                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         AUDITED FINANCIAL STATEMENTS

                                                                CONSOLIDATED
                                                                  Audited
                                                            for the period from
                                                             September 27, 2005
                                                            (Date of Inception)
                                                                  through
                                                             December 31, 2005
							     -----------------
Cash flows from operating activities:
   Net loss                                                  $         (33,581)
   Consolidation adjustment						  (924)
   Adjustments to reconcile net loss to
    net cash used by operating activities:
   Changes in operating assets and liabilities:
         Change in accounts payable                                     10,612
         Depreciation and amortization                                   1,411
         Change in loans receivable                                    (29,119)
							     -----------------
                Net cash used by operating activities                  (51,603)

Cash flows from investing activities:
    Investment in UPL                                                        -
    Purchase of Intangible Assets                                       (7,775)
    Purchase of property and equipment                                       -
							     -----------------
                Net cash used by investing activities                   (7,775)

Cash flows from financing activities:
    Advances from related party                                         59,420
    Intercompany loan                                                        -
    Proceeds from issuance of common stock                                 100

                 Net cash provided by financing activities              59,520
							     -----------------
Net increase in cash                                                       142

Cash, beginning of period                                                    -
							     -----------------
Cash, end of period                                          $             142
							     =================

Supplementary cash flow information:
     Cash payments for income taxes                          $               -
							     =================
     Cash payments for interest                              $               -
							     =================


                                                              Additional                      Total
                                          Common Stock         Paid-in      Accumulated    Stockholders'
                                       Shares     Amount       Capital        Deficit         Equity
				     ----------  ----------  ------------  --------------  ------------

Balance at September 27, 2005
(date of inception)                      71,500  $   	 72  $	      389  $            -  $        460


Shares issued for merger with UPL
                                          5,000           5            95                           100

Record accumulated deficit of UPL	      -		  -		-	     (926)	   (926)


Net Loss
                                              -           -             -         (33,581)      (33,581)

Balance, December 31, 2005               76,500          77   $       484   $     (34,507)  $	(33,947)


                      STRATEGIC GAMING INVESTMENTS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

   Description of business and history - Strategic Gaming Investments, Inc., a Nevada corporation, (hereinafter referred to as the "Company" or "Strategic Gaming Investments, Inc.") was incorporated in the State of Nevada on September 27, 2005. The company plans to be in the business of gaming and the entertainment and hospitality industries. The Company intends to create a national poker tournament for amateur contestants to compete for a grand prize. The Company operations has been limited to general administrative operations and is considered a development stage company in accordance with Statement of Financial Accounting Standards No. 7.


   Acquisitions and Capital Restructure - On October 26, 2005, the Company completed an Agreement and Plan of Reorganization ("Agreement") with The Ultimate Poker League, Inc. ("Ultimate Poker League"). As a result of the acquisition, there was a change in control of the entity, The Ultimate Poker League, Inc. For accounting purposes, Ultimate Poker League shall be the subsidiary of the Company. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of the Company was $0. The results of operations of Ultimate Poker League subsequent to the Agreement are included in the Company's consolidated statement of losses.

   Effective with the Agreement, all previously outstanding common stock owned by Ultimate Poker League's stockholders were exchanged for an aggregate of 5,000 shares of the Company's common stock. The value of the stock that was issued was the historical cost of the Company's net tangible assets, which did not differ materially from their fair value. In accordance with SFAS No. 141, the Company is the acquiring entity.


   Going concern - The Company incurred net losses of approximately $33,581 from the period of inception, September 27, 2005, through December 31, 2005 and has not commenced its operations, rather, it is still in the development stages, raising substantial doubt about the Company's ability to continue as a going concern. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

   The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

   Year end - The Company's fiscal year end is December 31.

   Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

   Management feels the Company will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

   Net loss per common share - The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents; however, potential common shares are excluded if their effect is antidilutive. For the period from inception, September 27, 2005, through December 31, 2005, no options and warrants were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

   Comprehensive income (loss) - There have been no comprehensive income or loss items as of December 31, 2005.


   Concentration of risk - A significant amount of the Company's assets and resources are dependent on the financial support of the shareholders, should the shareholders determine to no longer finance the operations of the company, it may be unlikely for the Company to continue its activities.



   Revenue  recognition  -  The  Company  has  no  revenues  to  date  from its
   operations.   Once  revenues  are  generated,  management  will  establish a revenue recognition policy.

   Advertising costs - The Company recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. The Company has recorded no advertising costs for the period from inception, September 27, 2005, through December 31, 2005.


   Legal Proceedings - As of December 31, 2005, the Company is not aware of, nor is it involved in any pending legal proceedings.

   Intangible Assets - The Company has adopted SFAS No. 142, "Goodwill and Other Intangible Assets", which requires that goodwill and other intangible assets be valued and recorded when acquired and amortized over their estimated useful life unless that that life is determined to be indefinite. Intangible assets are required to be tested for impairment and impairment losses, if any, shall be recorded.



   As of December 31, 2005, the Company had $7,775 in intangible assets and management has determined those assets to have finite useful lives. The intangible assets that make up that amount include trademark rights of $275 (15-year estimated useful life) and website development cost of $7,500 (2-year estimated useful life). Both are amortized using the straight-line method. The amortized value at December 31, 2005, was $6,364.


   New accounting pronouncements -

   In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

   In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company has not yet assessed the impact on adopting this new standard.

   In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company expects the adoption of this standard will have a material impact on its financial statements.

   In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 "effective for nonmonetary asset exchanges occurring in the fiscal year beginning January 1, 2006. SFAS No. 153 requires that exchanges of productive assets be accounted for at fair value unless fair value cannot be reasonably determined or the transaction lacks commercial substance. SFAS No. 153 is not expected to have a material effect on the company's Consolidated Financial Statements.

   In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections - a Replacement of APB Opinion No. 20 and FASB Statement No. 3". SFAS 154 requires retrospective application to prior period financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also redefines "restatement" as the revising of previously issued financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe that the adoption of SFAS 154 will have a significant impact on the financial statements.

2. PROPERTY AND EQUIPMENT

   As of December 30, 2005, the Company does not own any property and/or equipment.

3. BUSINESS COMBINATION

   Effective October 26, 2005, the Company acquired the assets of The Ultimate Poker League, Inc. (The Ultimate Poker League) for an stock issuance of 5,000 shares common stock. The acquisition has been accounted for as a purchase. The assets were recorded at their historical cost basis.

   The Ultimate Poker League was organized in 2005 and is engaged in starting a national team poker league contest.

   The Ultimate Poker League had a net loss of $926 prior to October 26, 2005. Accordingly, the following unaudited pro-forma summary statement of operations gives effect to when The Ultimate Poker League came into existence.




Year ended December, 2005 (Unaudited)

					  Pro-forma 			Pro-forma
                                         As reported	adjustments  	 (loss)

Costs and expenses:			$   (33,581)	$    (926) 	$ (34,507)

Other income (expense)
  Other income					  -		-		-

Net (loss) before discontinued operations   (33,581)	     (926)	  (34,507)

Loss from discontinued operations		 -		-		-

Net loss				$   (33,581)	$    (926)	$ (34,507)




4. STOCKHOLDERS EQUITY

   The Company has 100,000 shares authorized and 76,500 issued and outstanding as of December 31, 2005. The issued and outstanding shares were issued as follows:

   On September 27, 2005 the Company issued the following shares:

     34,000 common shares, no par, were issued to Larry Schroeder, a Company founder.

     30,000 common shares, no par, were issued to S. Matthew Schultz, a Company founder.

     7,500 common shares, no par, were issued to Jason F. Griffith, a Company founder.

   On October 26, 2005, Articles of Exchange reflecting the merger between The Ultimate Poker League, Inc. ("Ultimate Poker League") and the Company were filed. Pursuant the Agreement and Plan of Reorganization, the Company's shareholders exchanged 5,000 shares common stock in the Company for 100,000 shares common stock in Ultimate Poker League. Specifically, each Ultimate Poker League shareholder received a pro rata portion of the Company's shares based on the number of Ultimate Poker League shares exchanged.

5. ADVANCES FROM RELATED PARTIES

   As of December 31, 2005, the Company has the following advances from related parties:

   Larry Schroeder, the Company's President, has loaned the Company $46,487 in the form of cash. This advance is non interest bearing and has no due date assigned to it.

   Jason Griffith, the Company's Secretary and Treasurer, has loaned the Company $4,643 in the form of $1143 in direct payment of various bills in 2005 and $3,500 in the form of cash. This advance is non interest bearing and has no due date assigned to it.

   Anthony Marsiglia, the Company President for The Ultimate Poker League, has loaned the company $7,830, in the form of $7,500 in services for the Company website and $330 for incorporation filing fees, this note is non interest bearing and has no due date assigned to it.


6. RELATED PARTY TRANSACTIONS

   As of December 31, 2005, the Company has the following loans receivable:

   $29,119 loaned to Left Right Marketing Technology, Inc. in the form of direct payment of $19,500 for legal fees, $5,000 for accounting fees, $2,500 for escrow fees, $1,472 for stock certificate production fees, and $647 in resident agent fees. This advance is non interest bearing and has no due date assigned to it.

   There are no other related party transactions between the Company and any officers other than the stock purchases and advances as discussed in Notes 3 and 4, respectively.

7. STOCK OPTIONS

   As of December 31, 2005, the Company does not have any stock options outstanding, nor does it have any written or verbal agreements for the issuance or distribution of stock options at any point in the future.

8. SUBSEQUENT EVENTS

   There have been no subsequent events after the end of the period December 31, 2005, which are material to operations.

                 Left Right Marketing  Technology, Inc.
                          Selected Financial Data
            Fiscal Years Ended December 31, 2005 and 2004

       The summary historical financial data should be read in conjunction with the financial statements (and notes thereto) of
    Left  Right  Marketing  Technology,  Inc.      and    the
"Management's   Discussion   and   Analysis   of         Financial
Condition  and Results of Operations" included elsewhere in this Prospectus.





                                  		Year s  ended December 31,
                                     		  2005	  	     2004
                                      			    (Audited)
                                		-----------       -----------
Revenue                         		$         -    	  $         -
Cost of Revenue                           		  -                 -
                                		-----------  	  -----------
Gross Margin                              		  -                 -

Selling General and Administrative  	     	    134,196         1,719,558
Costs associated with rescinded merger  	          -         1,022,015
Bad Debt Expense                                          -     	    -
                                		-----------  	  -----------
      Total Expenses              		    134,196         2,741,573

Operating Income                 	           (134,196)       (2,741,573)

Total Other Income (Expense)        	  	     (1,787)           (2,365)
                                		-----------  	  -----------
Net Income (Loss)                	           (135,983)       (2,743,938)

Diluted Weighted average Common Shares
Outstanding  (Adjusted for 1:1000
reverse split on 09/20/05)                           87,888            52,733


Net income (loss) per share (diluted)		 $   (1.55)          ( 52.03 )



Total Assets                     		 $      -	   $      -
Total Liabilities                		 $  1,192,895	   $ 1,130,383
Shareholders' equity             		 $ (1,192,895)    $ (1,130,383)

                    Left Right Marketing Technology, Inc.
                      Summary Financial Information
                  3 Months ended March 31, 2005 and 2004


							Three Months ended March 31,
							   2005		    2004
								 (Audited)
							-----------	-----------
Revenue							$	  -	$	  -
Cost of Revenue							  -		  -
							-----------	-----------
Gross Margin							  -		  -
Selling General and Administrative			     73,731	  1,246,255
Costs associated with rescinded merger			      1,214		  -
Bad Debt Expense						  -	    279,617
Professional and consulting fees				  -	     26,240
Other general and admin expenses				  -	     52,946
							-----------	-----------
      Total Expenses					    (74,945)	  1,605,058

Operating Income					    (74,945)	 (1,605,058)

Total Other Income (Expense)				     (1,566)	       (330)
							-----------	-----------
Net Income (Loss)					    (76,511)	$(1,605,388)

Diluted Weighted average Common Shares
outstanding						 59,715,614	 43,678,503

Net income (loss) per share (diluted)			$     (0.00)	$     (0.04)



Total Assets						$	  -	$   164,200

Total Liabilities					$ 1,164,893	$   922,009

Shareholders' equity					$(1,164,893)	$  (757,809)

                    Left Right Marketing Technology, Inc.
                      Summary Financial Information
    Three   and  Six    Months ended June 30, 2005
                                   and 2004




						   Unaudited			   Unaudited
						6 months ended			3 months ended
					June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
					-------------------------------------------------------------
Operating expenses

 General and administrative		$     101,711	$   1,606,035	$     27,980	$    359,780
 Costs associated with rescinded merger		1,214	    1,239,083		  -	     880,280
					-------------------------------------------------------------

Total operating expenses		      102,925	    2,845,118	      27,980	   1,240,060
                            		-------------------------------------------------------------
Loss from operations			     (102,925)	   (2,845,118)	     (27,980)	  (1,240,060)

Other income (expenses):

 Interest expense			       (1,566)	       (1,192)		  -		(862)
                            		-------------------------------------------------------------
Total other income (expenses)    	       (1,566)	       (1,192)		  -		(862)


					-------------------------------------------------------------
Net loss				$    (104,491)	$  (2,846,310)  $    (27,980)	$ (1,240,922)
                            		-------------------------------------------------------------
Basic and diluted loss per common share	$    	(0.00) 	$ 	(0.06)	$      (0.00)	$      (0.03)
                            		=============================================================
Basic and diluted weighted average
      common shares outstanding		    94,715,614	    46,976,612	   94,715,614     48,487,612
                            		==============================================================



Total Assets				$	  -	$      293,941

Total Liabilities			$    1,130,383	$    2,484,472

Shareholders' equity			$   (1,130,383)	$   (2,190,531)






                  Left Right Marketing Technology, Inc.
                       Summary Financial Information
        Three and Nine Months ended September 30, 2005 and 2004




							  Unaudited					  Unaudited
							9 months ended					3 months ended
					September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
					------------------------------------------------------------------------------------------
Operating expenses
General and administrative		$	  115,845	$	3,439,890	$	   12,920	$	  594,672

Total operating expenses			  115,845		3,439,890		   12,920		  594,672
                 			------------------------------------------------------------------------------------------
Loss from operations				 (115,845)	       (3,439,890)		  (12,920)		 (594,672)

Other income (expenses):
    Interest expense				   (1,566)		   (1,210)			-		      (18)
                 			------------------------------------------------------------------------------------------
Total other income (expenses)			   (1,566)		   (1,210)			-		      (18)
                 			------------------------------------------------------------------------------------------

Net loss				$        (117,411)  	$      (3,441,100)	$	  (12,920)	$	 (594,690)
                 			------------------------------------------------------------------------------------------

Basic and diluted loss per common share	$	    (1.59)	$	   (72.90)	$	    (0.14)	$	   (11.66)
                 			==========================================================================================
Basic and diluted weighted average
common shares outstanding
Note: Share adjusted for 1:1000
reverse split on 9/20/05 			   73,943		   47,203		   94,943		   50,986


Total Assets				$	       -	$	  836,845

Total Liabilities			$	1,199,309	$	3,301,966

Shareholders' equity			$      (1,199,309)	$      (2,465,121)

     The historical audited financial statements for Left Right Marketing Technology, Inc. are provided below for the fiscal years ended December 31, 2005 and 2004. In addition, the reviewed financial statements for Left Right Marketing Technology, Inc. immediately follow for the three, six and nine months ended March 31, June 30 and September 30, 2005 and 2004.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Audit Committee of
Left Right Marketing Technology, Inc.
585 West 500 South #180
Bountiful, Utah 84010

We have audited the accompanying balance sheet of Left Right Marketing Technology, Inc. as of December 31, 2005, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheets are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005, and the results of its operations and its cash flows for the year ended December 31, 2005 and 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared on the basis of a going concern, which anticipates the payment of liabilities through the realization of assets and operations in the normal course of business. The Company is not a going concern, as it has no assets or ongoing operations. No adjustments have been made to reduce the existing liabilities based on the Company's inability to pay the obligations.


/s/Beadle, McBride, Evans & Reeves, LLP
---------------------------------------
Las Vegas, Nevada
March 15, 2005

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         AUDITED FINANCIAL STATEMENTS

                                                               Audited
                                                                As of
                                                          December 31, 2005
							  -----------------
ASSETS

Current assets
   Cash                                                   $               -
							  -----------------
       Total current assets						  -

Total assets                                              $               -
							  =================
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities

   Accounts payable					  $          74,281
   Accounts payable - related party                                  30,000
   Notes payable                                                    250,000
   Advances from related party                                       73,102
   Accrued payroll                                                  461,963
   Contingency payable                                               25,000
   Payroll tax accrual                                              278,549
							  -----------------
       Total current liabilities                                  1,192,895
							  -----------------
       Total liabilities                                          1,192,895
							  -----------------
Stockholders' deficit
   Common stock; $.001 par value; 100,000,000
       authorized and 98,804 shares issued
       and outstanding as of December 31, 2005                           99
   Additional paid-in capital                                     3,118,797
   Preferred Stock (25,000,000 shares
        authorized and zero issued and outstanding)			  -
   Accumulated deficit                                           (4,311,791)
							  -----------------
       Total stockholders' (deficit)                             (1,192,895)
							  -----------------
       Total liabilities and stockholders' deficit        $               -
							  =================

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         AUDITED FINANCIAL STATEMENTS

                                                                      Audited
                                                                  12 months ended
                                                 	December 31, 2005  December 31, 2004
							-----------------  -----------------

Revenue                                        		$               -  $               -
							-----------------  -----------------

Operating expenses
   General and administrative                                     134,196          1,719,558
   Costs associated with rescinded merger                               -          1,022,015
							-----------------  -----------------
         Total operating expenses                                 134,196          2,741,573
							-----------------  -----------------
         Loss from operations                                    (134,196)        (2,741,573)

Other income (expenses):
   Interest expense                                                (1,787)            (2,365)
							-----------------  -----------------
         Total other income (expenses)                             (1,787)            (2,365)
							-----------------  -----------------
Net loss                                                $        (135,983)  $     (2,743,938)
							-----------------  -----------------
Basic and diluted loss per common share           	$           (1.55)  $         (52.03)
							-----------------  -----------------
Basic and diluted weighted average
   common shares outstanding
   Note: Share adjusted for 1:1000
   reverse split on 9/20/05                                        87,888             52,733
							-----------------  -----------------

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         AUDITED FINANCIAL STATEMENTS

                                                              Additional                      Total
                                          Common Stock         Paid-in      Accumulated    Stockholders'
                                       Shares     Amount       Capital        Deficit         Deficit
				     ----------- ----------  ------------  --------------  ------------

Balance at December 31, 2003              43,193 $       43  $    768,406  $   (1,431,870) $   (663,421)
				     ----------- ----------  ------------  --------------  ------------
Correction of fractional
shares held in 2003			   3,634          4                                           4

Balance at December 31, 2003              46,827 $       47  $    768,406  $   (1,431,870) $   (663,417)
				     ----------- ----------  ------------  --------------  ------------
Shares issued for services                 6,628          7       400,477                       400,484

Shares issued for cash                       845          1       453,099                       453,100

Shares issued for compensation             2,050          2     1,024,998                     1,025,000

Debt forgiveness - related party                                  398,393                       398,393

Net loss                                                                       (2,743,938)   (2,743,938)
				     ----------- ----------  ------------  --------------  ------------
Balance, December 31, 2004                56,350 $       56  $  3,045,373  $   (4,175,808) $ (1,130,379)
				     =========== ==========  ============  ==============  ============
Shares issued for debt settlements	  42,000         42        41,958               -        42,000

Conversion of Debt			     454          0         6,484               -         6,484

Debt contributed to APIC		       -                   24,982               -        24,982

Net loss year ended December 31, 2005                                            (135,983)     (135,983)
				     ----------- ----------  ------------  --------------  ------------
Balance, December 31, 2005                98,804 $       99  $  3,118,797  $   (4,311,791) $ (1,192,896)
				     =========== ==========  ============  ==============  ============

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         AUDITED FINANCIAL STATEMENTS

                                                                      Audited
                                                                  12 months ended
                                                 	December 31, 2005  December 31, 2004
							-----------------  -----------------
Cash flows from operating activities:
  Net loss                                              $        (135,983) $      (2,743,938)

  Adjustments to reconcile net loss to
    net cash used by operating activities:
  Changes in operating assets and liabilities:
   Forgiveness of related party payable					-            398,393
   Stock issued for services and compensation				-          1,425,484
   (Increase) / decrease in accounts receivable
     - related party                             			-             62,220
   Increase / (decrease) in accounts payable - related party	   30,000            (52,149)
   Increase / (decrease) in accounts payable			    1,314           (505,389)
   Increase / (Decrease) in accrued expenses				-            (15,628)
   Increase / (decrease) in accrued payroll			   28,193            433,771
   Increase / (decrease) in contingency payable			  (25,000)            50,000
   Increase / (decrease) in payroll tax accrual			    6,281            272,269
							-----------------  -----------------
      Net cash used by operating activities                       (95,195)          (674,968)

Cash flows from investing activities:
   Reduction in bank overdraft					  (19,908)           (28,132)
							-----------------  -----------------
      Net cash used by investing activities                   	  (19,908)           (28,132)

Cash flows from financing activities:
   Advance from related party                          		  115,103                  -
   Increase in notes payable						-            250,000
   Proceeds from issuance of common stock				-            453,100
							-----------------  -----------------
      Net cash provided by financing activities         	  115,103            703,100
							-----------------  -----------------
Net increase in cash
                                                                       (0)                 0

Cash, beginning of period						0                  -
							-----------------  -----------------
Cash, end of period / bank overdraft                    $              (0) $		   0
							=================  =================
Supplementary cash flow information:
   Cash payments for income taxes                       $               -  $		   -
							=================  =================
   Cash payments for interest                           $               -  $	       2,365
							=================  =================
Non-cash activities:
   Stock issued for settlement of debt - related party		   42,000		   -
   Stock issued for settlement of debt				    6,484
   Accounts payable contributed to APIC				  (24,982)                 -
   Related party payable contributed to APIC			       -	     398,393
							=================  =================

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC)
                         NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of business and history - Left Right Marketing Technology, Inc. a Delaware corporation ("LRMK"), formerly named Global Gaming Technology, Inc., was incorporated in 1973. Prior to June of 2003 the company had been involved in various businesses, which were unsuccessful. On June 30, 2003, The company executed a binding letter of intent, which in September of 2003 resulted in a merger with Left Right Marketing & Technology, Inc., a private corporation ("LRMT"). LRMT controlled an option to acquire Crazy Grazer, LLC, a Nevada limited liability company ("Crazy Grazer"), which owns the website www.CrazyGrazer.com.

The company entered into a binding letter of intent with Crazy Grazer on September 29, 2003 and a revised binding letter of intent on March 8, 2004, which included the merger/acquisition of Hall Communications, Inc., a Nevada corporation. On April 30, 2004, the company executed an amendment to the letter of intent to extend the merger closing date of Hall Communications, Inc. to occur on or before October 31, 2004.

Effective April 26, 2004, the company completed a reverse tri-party merger among LRMT and Crazy Grazer, whereby the company issued 950,000 shares of Series A Preferred Stock in exchange for 100% of the membership interests of Crazy Grazer. The shares of Series A Preferred are convertible into shares of our common stock based upon certain milestones achieved by Crazy Grazer. Pursuant to the terms of the merger, Crazy Grazer merged with LRMT wherein LRMT ceased to exist and Crazy Grazer became our wholly owned subsidiary. Following closing of the merger, Crazy Grazer changed its name to CrazyGrazer.com, Limited Liability Company ("CrazyGrazer.com").

Richard M. (Mick) Hall was the sole member of CrazyGrazer.com, as such Mr. Hall was the sole recipient of the 950,000 shares of Series A Preferred Stock. Mr. Hall abstained as to any voting as a director of the Company on the Merger.

On March 8, 2005, the Company  entered into a Rescission Agreement with Richard
M. "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger.

The  company  has  entered  into  a  merger  agreement  with  Strategic  Gaming
Investments,  Inc..   The  company  plans  to be in  the  business  of  gaming,
specializing  in poker, and the entertainment  and  hospitality  industries.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Management feels the Company will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

Net loss per common share - The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents; however, potential common shares are excluded if their effect is antidilutive. For the period from inception, September 27, 2005, through December 31, 2005, no options and warrants were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

Comprehensive income (loss) - There have been no comprehensive income or loss items as of December 31, 2005.


Concentration of risk - A significant amount of the Company's assets and resources are dependent on the financial support of the shareholders, should the shareholders determine to no longer finance the operations of the company, it may be unlikely for the Company to continue its activities.



Revenue recognition - The Company has no revenues to date from its operations. Once revenues are generated, management will establish a revenue recognition policy.

Advertising costs - The Company recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. The Company has recorded no advertising costs for the period from January 1, 2005, through December 31, 2005.


Legal Proceedings - As of December 31, 2005, the Company is not aware of, nor is it involved in any pending legal proceedings.

New accounting pronouncements -

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company expects the adoption of this standard will have a material impact on its financial statements.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company has not yet assessed the impact on adopting this new standard.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 "effective for nonmonetary asset exchanges occurring in the fiscal year beginning January 1, 2006. SFAS No. 153 requires that exchanges of productive assets be accounted for at fair value unless fair value cannot be reasonably determined or the transaction lacks commercial substance. SFAS No. 153 is not expected to have a material effect on the company's Consolidated Financial Statements.

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error Corrections - a Replacement of APB Opinion No. 20 and FASB Statement No. 3". SFAS 154 requires retrospective application to prior period financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also redefines "restatement" as the revising of previously issued financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe that the adoption of SFAS 154 will have a significant impact on the financial statements.

2.  GOING CONCERN

The Company incurred net losses of approximately $123,479 from the period from January 1, 2005, through December 31, 2005, and currently has no source of revenue, raising substantial doubt about the Company's ability to continue as a going concern. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3. PROPERTY AND EQUIPMENT

As of December 31, 2005, the Company does not own any property and/or equipment.


4.   STOCKHOLDERS EQUITY

The Company has 95,170 common shares issued and outstanding as of December 31, 2005. The issued and outstanding shares were issued as follows:

During 2005, the stock transfer agent advised management that the common stock balances were reported in error and was adjusted by 3,634 (post reverse) shares.

On  March 15, 2005, the Company entered into an Equity-For-Debt Agreement  with
S. Matthew Schultz, the Company's Vice-President. The Company agreed to exchange $420,000 in debt due to Mr. Schultz for 42,000,000 shares of the Registrant's restricted common stock, par value $0.001.

On August 29, 2005, the Company filed a Schedule 14C, discussing a 1:1,000 reverse stock split, which was effective September 20, 2005.

During the third quarter ended September 30, 2005, the Company converted $6,484 of debt into 454 shares of post split common stock.

5.   ADVANCES FROM RELATED PARTIES



As of December 31, 2005, the Company has the following advances from related parties:

Larry Schroeder, the Company's President, has loaned the Company $9,709 in the form of a direct payment of a bill. This advance is non interest bearing and has no due date assigned to it.

S. Matthew Schultz, the Company's Vice-President, has loaned the Company $31,278 in the form of $17,632 in cash and $13,646 in the payment of various bills and travel expenses throughout 2005. This advance is non interest bearing and has no due date assigned to it.

Jason Griffith, the Company's Treasurer, has loaned the Company $2,996 in the form of direct payment of various bills throughout 2005. This advance is non interest bearing and has no due date assigned to it.


6.    RELATED PARTY TRANSACTIONS



As of December 31, 2005, the Company has the following loans payable:

The company owes $30,000 to Franklin Griffith & Associates, an accounting firm which Jason Griffith is the majority owner, for services during 2005.

$29,119 loaned from Strategic Gaming Investments, Inc. This advance is non interest bearing and has no due date assigned to it.

There are no other related party transactions between the Company and any officers other than the stock purchases and advances as discussed in Notes 3 and 4, respectively.


7.   CONTINGENCY PAYABLE

The company has recorded a contingency payable based on information the new management of the company has received from prior employees. The members of management anticipate validating the amounts due, yet until such time as the amounts have been confirmed and reconciled, management has record the amounts as a contingent liability.


8.   NOTES PAYABLE

On September 8, 2004, we entered into a Promissory Note with Thomas F. Gordon, pursuant to a loan of $100,000, which Mr. Gordon provided to us. We promised to pay Mr. Gordon the $100,000 with no interest on or before January 8, 2005. The term of the warrant expires on September 7, 2005. As of December 31, 2005, this note has not been settled and is considered delinquent.

On September 30, 2004, we entered into a Promissory Note with David Greenwald, pursuant to a loan of $150,000, which Mr. Greenwald provided to us. We promised to pay Mr. Greenwald the $150,000 with no interest on or before February 1, 2005. The term of the warrant expires on October 1, 2005. As of December 31, 2005, this note has not been settled and is considered delinquent.


9.   STOCK OPTIONS

As of December 31, 2005, the Company does not have any stock options or warrants outstanding, nor does it have any written or verbal agreements for the issuance or distribution of stock options at any point in the future.


10.  PAYROLL LIABILITY

In connection with the merger of Crazy grazer as discussed above, the Company has recorded $461,963 in accrued payroll and $278,549. Based on discussions with counsel and the Internal Revenue Service, management has reason to believe that certain of these liabilities and perhaps all of them should revert back to Crazygrazer as a result of the rescission agreement. At December 31, 2005 the ultimate resolution of this matter has not been concluded. Accordingly, the Company has not removed the liabilities. At the time that an ultimate resolution is determined, to the extent that the Company is not responsible for these liabilities, they will be credited to additional paid in capital as a follow-up to the rescission agreement.

During 2005, the Company determined that prior recorded accounts payable of $24,982 is no longer the liability of the companies when the recession for the merger between Crazy Grazer and the company became effective. Management contributed the accounts payable to additional paid in capital instead of recording a loss contingency.


11.  SUBSEQUENT EVENTS

The  Company  has  entered  into  a  merger  agreement  with  Strategic  Gaming
Investments,  Inc.   A proxy statement was filed in November of 2005,  but  the merger is not yet effective.

There have been no other subsequent events after the end of the year ended December 31, 2005, which are material to operations.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
Left Right Marketing Technology, Inc.
Las Vegas, Nevada


We have audited the accompanying balance sheet of Left Right Marketing Technology, Inc. as of December 31, 2004, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheets are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared on the basis of a going concern, which anticipates the payment of liabilities through the realization of assets and operations in the normal course of business. The Company is not a going concern, as it has no assets or ongoing operations. No adjustments have been made to reduce the existing liabilities based on the Company's inability to pay the obligations.


/s/Beadle, McBride, Evans & Reeves, LLP
---------------------------------------
Las Vegas, Nevada
April 27, 2005






                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                                 BALANCE SHEET
                                   (AUDITED)


                                                              Audited
                                                               As of
                                                            December 31,
                                                               2004
							    ------------
                                                               ASSETS
Current assets
     Cash                                                   $        -
     Deposits                                                        -
							    ----------
          Total current assets                                       -

     Related party receivables                                       -
							    ----------
Total assets                                                $        -
							    ==========

                                               LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
     Accounts payable                                       $   104,434
     Bank overdraft                                              19,908
     Loans payable                                              250,000
     Accrued payroll                                            433,771
     Contingency payable                                         50,000
     Payroll tax accrual                                        272,269
     Accounts payable - related party                                 -
							    -----------
          Total current liabilities                           1,130,383

 Commitments and long term debt                                       -
							    -----------
          Total liabilities                                   1,130,383
							    -----------

Stockholders' equity
     Common stock; $.001 par value; 100,000,000 shares
authorized 52,715,614 shares issued and outstanding
as of December 31, 2004                                          52,716
     Additional paid-in capital                               2,992,710
     Preferred Stock; $.001 par value; 25,000,000 shares
authorized zero shares issued and outstanding as
of December 31, 2004					             --
     Accumulated deficit                                     (4,175,808)
							    -----------
          Total stockholders' deficit                        (1,130,383)
          Total liabilities and stockholders' deficit       $         -
							    ===========

                See Accompanying Notes to Financial Statements
                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                            STATEMENT OF OPERATIONS
                                   (AUDITED)


                                                           	     Audited                  	   Audited
                                                                 January 1, 2004               January 1, 2003
                                                                     through                       through
                                                                December 31, 2004             December 31, 2003
								-----------------	      -----------------

Revenue                                                         $               -	      $               -

Operating expenses
     General and administrative                                         1,719,558                  	928,987
     Costs associated with rescinded merger                             1,022,015                             -
     Bad debt expense                                                           -              		559,979
								-----------------	      -----------------
          Total operating expenses                                      2,741,573	              1,488,966

          Loss from operations                                         (2,741,573)	             (1,488,966)

Other income (expenses):
     Other expense                                                              -	                 71,951
     Interest expense                                                      (2,365)	                (14,854)
								-----------------	      -----------------
          Total other income (expenses)                                    (2,365)	                 57,096

          Loss before provision for income taxes                       (2,743,938)	             (1,431,870)
Provision for income taxes                                                     --	                     --
								-----------------	      -----------------
Net loss                                                        $      (2,743,938)	      $      (1,431,870)

Basic and diluted loss per common share                         $           (0.06)	      $           (0.05)

Basic and diluted weighted average common shares outstanding
                                                                       47,806,720 	             27,994,849


                See Accompanying Notes to Financial Statements

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                      STATEMENT OF STOCKHOLDERS' DEFICIT
                                   (AUDITED)

                                                              Additional                      Total
                                          Common Stock         Paid-in      Accumulated    Stockholders'
                                       Shares     Amount       Capital        Deficit        Deficit
				     ----------  ----------  ------------  --------------  ------------
Beginning balance, June 30, 2003      5,266,212  $  263,300  $  3,437,300  $   (5,955,300) $ (2,254,700)

9/29 Shares issued to acquire
LRMT-NV				     26,390,000   (231,134)   (5,697,776)       5,955,300        26,390

9/29 Shares issued to extinguish debt   800,000         800     2,268,960               -     2,269,760

Shares issued for cash               10,226,900      10,227       716,733               -       727,000

Net loss                                      -           -             -     (1,431,870)   (1,431,870)
				     ----------  ----------  ------------  --------------  ------------
Balance at December 31, 2003         43,193,112      43,193       725,256     (1,431,870)     (663,421)

Shares issued for services            6,627,502       6,628       393,856               -       400,484

Shares issued for cash                  845,000         845       452,255               -       453,100

Shares issued for compensation        2,050,000       2,050     1,022,950               -     1,025,000

Debt forgiveness - related party              -           -       398,393               -       398,393

Net loss                                     --          --            --     (2,743,938)    (2,743,938)
				     ----------  ----------  ------------  --------------  ------------
Balance, December 31, 2004           52,715,614  $   52,716  $  2,992,710  $  (4,175,808)  $ (1,130,382)
				     ----------  ----------  ------------  --------------  ------------

                See Accompanying Notes to Financial Statements




                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                            STATEMENT OF CASH FLOWS
                                   (AUDITED)

	                                                                              Audited                   Audited
                                                                                  January 1, 2004           January 1, 2003
                                                                                      through                   through
                                                                                 December 31, 2004         December 31, 2003
										 -----------------	   -----------------
Cash flows from operating activities:
     Net loss                                                                    $      (2,743,938)        $      (1,431,870)
     Adjustments to reconcile net loss to net cash used by operating activities:
     Changes in operating assets and liabilities:
          Expenses paid for by related parties                                             398,393                         -
          Non cash costs related to rescinded merger                                       124,440                  (622,200)
          Stock issued for services and compensation                                     1,425,484                    36,390
           (Increase) / Decrease in accounts receivable - related party                    (62,220)                  559,979
          Increase / (Decrease) in accounts payable                                       (505,389)                  623,046
          Increase / (Decrease) in accrued expenses                                        186,331                    79,319
          Increase / (Decrease) in accrued payroll                                         433,771                         -
          Increase / (Decrease) in contingency payable                                      50,000                         -
          Increase / (Decrease) in payroll tax accrual                                     272,269                         -
          Increase / (Decrease) in accounts payable - related party                        (52,149)                  (19,704)
										 -----------------	   -----------------
               Net cash used by operating activities                                      (473,008)                 (775,040)

Cash flows from investing activities:
     Purchase of property and equipment                                                          -                         -
										 -----------------	   -----------------
               Net cash used by investing activities                                             -                         -

Cash flows from financing activities:
     Issuance of preferred stock                                                                 -                         -
     Proceeds from issuance of common stock                                                453,100                   727,000
										 -----------------	   -----------------
               Net cash provided by financing activities                                   453,100                   727,000

Net increase in cash                                                                       (19,908)                  (48,040)

Cash, beginning of period                                                                        -                         -

Cash, end of period / bank overdraft                                             $         (19,908)        $         (48,040)

Supplementary cash flow information:
     Cash payments for income taxes                                              $        	 -	   $	           -
     Cash payments for interest                                                  $           2,365         $               -
     Contribution of related party to additional paid in capital                 $         398,393         $               -

                See Accompanying Notes to Financial Statements

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

Left Right Marketing Technology, Inc. a Delaware corporation ("LRMK"), formerly named Global Gaming Technology, Inc., was incorporated in 1973. Prior to June of 2003 the company had been involved in various businesses, which were unsuccessful. On June 30, 2003, The company executed a binding letter of intent, which in September of 2003 resulted in a merger with Left Right Marketing & Technology, Inc., a private corporation ("LRMT"). LRMT controlled an option to acquire Crazy Grazer, LLC, a Nevada limited liability company ("Crazy Grazer"), which owns the website www.CrazyGrazer.com.

The company entered into a binding letter of intent with Crazy Grazer on September 29, 2003 and a revised binding letter of intent on March 8, 2004, which included the merger/acquisition of Hall Communications, Inc., a Nevada corporation. On April 30, 2004, the company executed an amendment to the letter of intent to extend the merger closing date of Hall Communications, Inc. to occur on or before October 31, 2004.

Effective April 26, 2004, the company completed a reverse tri-party merger among LRMT and Crazy Grazer, whereby the company issued 950,000 shares of Series A Preferred Stock in exchange for 100% of the membership interests of Crazy Grazer. The shares of Series A Preferred are convertible into shares of our common stock based upon certain milestones achieved by Crazy Grazer. Pursuant to the terms of the merger, Crazy Grazer merged with LRMT wherein LRMT ceased to exist and Crazy Grazer became our wholly owned subsidiary. Following closing of the merger, Crazy Grazer changed its name to CrazyGrazer.com, Limited Liability Company ("CrazyGrazer.com").

Richard M. (Mick) Hall was the sole member of CrazyGrazer.com, as such Mr. Hall was the sole recipient of the 950,000 shares of Series A Preferred Stock. Mr. Hall abstained as to any voting as a director of the Company on the Merger.

On March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger.

GOING CONCERN ISSUES
As discussed above, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The Company's policy is to prepare the financial statements on the accrual basis of accounting. The fiscal year end is December 31.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions which affect the reported amounts of assets and liabilities as of the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

COMPREHENSIVE INCOME
Statements of Financial Accounting Standards No. 130, Reporting Comprehensive Income (SFAS 130), requires that total comprehensive income be reported in the financial statements. The Company does not have any items considered to be other comprehensive income for the year ended December 31, 2004.

REVENUE RECOGNITION
The company currently does not have any revenue.

NET LOSS PER SHARE
Basic net loss per share is computed using the weighted average number of shares of common stock outstanding for the period end. The net income (loss) for the period end is divided by the weighted average number of shares outstanding for that period to arrive at net income per share.

Diluted net income per share reflects the potential dilution that could occur if the securities or other contracts to issue common stock were exercised or converted into common stock.

ADVERTISING
Advertising costs are expensed when incurred. Advertising for the year ended December 31, 2004 and 2003 amounted to $0 and $27,214, respectively.

RESEARCH AND DEVELOPMENT
The Company expenses its research and development in the periods incurred.

CONCENTRATIONS OF CREDIT RISK
Credit risk represents the accounting loss that would be recognized at the reporting date if counter parties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counter parties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below.

As of December 31, 2004, the company does not have any significant operations in any specific industry.


INTANGIBLE ASSETS, FIXED ASSETS, AND INVESTMENTS AND MARKETABLE SECURITIES. When the definitive operations of the company are determined and when appropriate, management will adopt specific accounting policies related to, among other items, Intangible Assets, Fixed Assets / Property Plant and Equipment, and Investments and Marketable Securities.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
FASB Interpretation 46R "Consolidation of Variable Interest Entities", as revised (FIN 46R), requires that variable interest entities created before December 31, 2003 be consolidated during the first interim period beginning after December 15, 2003. Management does not believe this pronouncement will have a material effect on the financial statements of the company as CrazyGrazer.com agreement was rescinded on March 8, 2005. See Note 1.

In January, 2004 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 132 (revised 2003) "Employers' Disclosures about Pensions and Other Postretirement Benefits", an amendment of FASB Statements No. 87, 88, and 106. The Statement revises employers' disclosures about pension plans and other postretirement benefit plans. The statement retains the disclosure requirements contained in FASB Statement No. 132, which it replaces, and requires additional annual disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. Statement No. 132R requires us to provide disclosures in interim periods for pensions and other postretirement benefits. Management does not believe this pronouncement will have a material effect on the financial statements of the company.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs an amendment of ARB No. 43, Chapter 4." This Statement clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted materials. This Statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe this pronouncement will have a material effect on the financial statements of the company.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67." This Statement references the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA
Statement of Position 04-2, "Accounting for Real Estate Time-Sharing Transactions." This Statement also states that the guidance for incidental operations and costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management does not believe this pronouncement will have a material effect on the financial statements of the company.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29." This Statement eliminates the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not expect application of SFAS No. 153 to have a material affect on its financial statements.

STOCK BASED COMPENSATION
The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

The following table represents the effect on net loss and loss per share if the Company had applied the fair value based method and recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation", to stock-based employee compensation for the year ended December 31, 2004:

                                                                    2004
Net loss, as reported                                        $     (2,743,938)
Add:  Stock-based employee compensation expense
    included in reported loss, net of related tax effects                   --
Deduct:  Total stock-based employee compensation
    expense determined under fair value based methods
    for all awards, net of related tax effects                            (--)

Pro forma net loss                                           $     (2,743,938)

Net loss per common share:
    Basic loss per share, as reported                        $          (0.06)
    Fully diluted loss per share, as reported                $          (0.06)
    Basic loss per share, pro forma                          $          (0.06)
    Fully diluted loss per share, pro forma                  $          (0.06)

NOTE 3 - RESCISSION AGREEMENT

On March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger.

NOTE 4 - STOCKHOLDERS' EQUITY

Common stock:

On January 13, 2004, we issued 272,000 shares of our common stock to four of our consultants for their engagement with the Company. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares issued were registered pursuant to an S-8 Registration filed with the SEC on January 23, 2004.

On February 6, 2004, we sold 400,000 shares of common stock to two accredited investors for a total purchase price of $200,000, all of which was paid in cash. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The shares were issued directly by us and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the company that contained the relevant information needed to make their investment decision, including the financial statements and 34 Act reports. We reasonably believe that the recipients, immediately prior to issuing the shares, had such knowledge and experience in the financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision. There was no commission paid on the issuance and sale of the shares.

On February 10, 2004, we sold 300,000 shares of common stock to Mark Newburg, the previous COO, Senior VP and director, for a total purchase price of $100,000, all of which was paid in cash. Mr. Newburg is an accredited investor. The 300,000 shares were issued on April 12, 2004. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The shares were issued directly by us and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the company that contained the relevant information needed to make their investment decision, including the financial statements and 34 Act reports. We reasonably believe that the recipients, immediately prior to issuing the shares, had such knowledge and experience in the financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision. There was no commission paid on the issuance and sale of the shares.

On April 22, 2004, we amended our 2004 Stock Compensation Plan to increase the number of shares issuable under the Plan from 782,000 to 4,882,000. The 4,882,000 shares of common stock were registered on Form S-8 on April 23, 2004.

On April 23, 2004, we issued 100,000 shares of our common stock in exchange for legal services. The shares were issued and registered on Form S-8 on April 23, 2004.

  In April 2004, we sold a total of 145,000 shares of our restricted common stock to 3 accredited investors. 90,000 shares were sold at $0.84 per share for a total purchase price of $75,600, all of which was paid in cash and 55,000 shares were sold at $0.50 per share for a total purchase price of $27,500, all of which was paid in cash. On May 25, 2004, all the shares were issued.

On April 14, 2004, we issued 300,000 shares of our common stock to Mark Newburg. The shares were purchased in February 10, 2004 for a total purchase price of $100,000.

On April 14, 2004, we issued 213,000 shares of our restricted common stock to William T. O'Donnell, Sr. pursuant to an Equity-for-Debt Exchange agreement dated September 29, 2003.

On April 14, 2004, we issued 586,400 shares of our restricted common stock to Michael Wichinsky pursuant to an Equity-for-Debt Exchange agreement dated September 29, 2003.

On April 26, 2004, we issued 1,200,000 shares of common stock to William R. Shupe, pursuant to his consulting agreement dated April 1, 2004. The shares are unrestricted pursuant to an S-8 Registration filed with the SEC on April 23, 2004.

On April 26, 2004, we issued 1,300,000 shares of common stock to Jeffrey D. Petersen, pursuant to his consulting agreement dated April 1, 2004. The shares are unrestricted pursuant to an S-8 Registration filed with the SEC on April 23, 2004.

On April 26, 2004, we issued 1,500,000 shares of common stock to CLS Consulting Ltd. pursuant to its consulting agreement dated April 1, 2004. The shares are unrestricted pursuant to an S-8 Registration filed with the SEC on April 23, 2004.

On May 25, 2004, we issued 2,000,000 shares of our restricted common stock to Mark Newburg pursuant to his employment agreement dated March 1, 2004.

On May 25, 2004, we issued 50,000 shares of our restricted common stock to Arnaldo Galassi pursuant to his employment agreement dated March 1, 2004.

On May 25, 2004, we issued a total of 156,900 shares of our restricted common stock to three accredited investors. The shares were purchased between October 24, 2003 and December 8, 2003 at $1.00 per share.

On September 8, 2004, we entered into a Promissory Note with Thomas F. Gordon, pursuant to a loan of $100,000, which Mr. Gordon provided to us. We promised to pay Mr. Gordon the $100,000 with no interest on or before January 8, 2005. In lieu of interest we granted Mr. Gordon a warrant to purchase 200,000 shares of our common stock at $0.05 per share. The term of the warrant expires on September 7, 2005.

On September 30, 2004, we entered into a Promissory Note with David Greenwald, pursuant to a loan of $150,000, which Mr. Greenwald provided to us. We promised to pay Mr. Greenwald the $150,000 with no interest on or before February 1, 2005. In lieu of interest we granted Mr. Greenwald a warrant to purchase 300,000 shares of our common stock at $0.05 per share. The term of the warrant expires on October 1, 2005.

The debts to the former CEO, Mick Hall, and his related parties have been forgiven and are recorded as an additional paid in capital on the financial statements.

OPTIONS / WARRANTS
During the year ended December 31, 2004, several individuals were granted warrants to purchase the shares of company stock at $0.05 per share. The terms of the warrants expire throughout 2005. As of December 31, 2004, none of the warrants were in the money. Should the warrants become in the money, a beneficial conversion feature and non-cash interest expense will be assessed for the fair market value of those options, which is anticipated to be the fair market value of the common stock minus the exercise price of the respective options.

NOTE 5 - ACCRUED PAYROLL / CONTINGENCY PAYABLE

The company has recorded a contingency payable based on information the new management of the company has received from prior employees. The members of management anticipate validating the amounts due, yet until such time as the amounts have been confirmed and reconciled, management has record the amounts as a contingent liability.

NOTE 6 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The company has $104,434 in accounts payable and approximately $433,771 in accrued payroll as of December 31, 2004. Additionally, the company has accrued a $50,000 contingency payable to cover any potential liabilities not disclosed to the new members of management.

The company also owes approximately $272,269 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 7 - NOTES PAYABLE

On September 8, 2004, we entered into a Promissory Note with Thomas F. Gordon, pursuant to a loan of $100,000, which Mr. Gordon provided to us. We promised to pay Mr. Gordon the $100,000 with no interest on or before January 8, 2005. In lieu of interest we granted Mr. Gordon a warrant to purchase 200,000 shares of our common stock at $0.05 per share. The term of the warrant expires on September 7, 2005. As of March 31, 2005, this note has not been settled and is considered delinquent.

On September 30, 2004, we entered into a Promissory Note with David Greenwald, pursuant to a loan of $150,000, which Mr. Greenwald provided to us. We promised to pay Mr. Greenwald the $150,000 with no interest on or before February 1, 2005. In lieu of interest we granted Mr. Greenwald a warrant to purchase 300,000 shares of our common stock at $0.05 per share. The term of the warrant expires on October 1, 2005. As of March 31, 2005, this note has not been settled and is considered delinquent.

NOTE 8 - RELATED PARTY TRANSACTIONS

On February 10, 2004, we sold 300,000 shares of common stock to Mark Newburg, the previous COO, Senior VP and director, for a total purchase price of $100,000, all of which was paid in cash. Mr. Newburg is an accredited investor. The 300,000 shares were issued on April 12, 2004.

On March 1, 2004, we agreed to issue Mark Newburg, as part of a letter agreement, 2,000,000 shares of our common stock as part of his employment with the Company as our previous COO, Senior VP and director.

On March 1, 2004, we agreed to issue Arnaldo "Arnie" Galassi, as part of a letter agreement, 50,000 shares of our common stock as part of his employment with the Company as the previous CFO, VP and director.

On April 14, 2004, we issued 300,000 shares of our common stock to Mark Newburg. The shares were purchased in February 10, 2004 for a total purchase price of $100,000.

On May 25, 2004, we issued 2,000,000 shares of our restricted common stock to Mark Newburg pursuant to his employment agreement dated March 1, 2004.

On May 25, 2004, we issued 50,000 shares of our restricted common stock to Arnaldo Galassi pursuant to his employment agreement dated March 1, 2004.

There were transactions related to the potential merger with Crazy Grazer which was ultimately rescinded. Inclusive in that was a reduction in the Due from Crazy Grazer account, along with the Bad Debt expense in prior years associated with the monies advanced to Crazy Grazer which was never returned to the company. There was approximately $1,022,015 of costs, inclusive of forgiven debts, associated with the potential merger with Crazy Grazer which never materialized.

NOTE 9 - SUBSEQUENT EVENTS

On March 15th, 2005, the company entered into an agreement to settle the related party debt and obligations as of that debt for 42,000,000 shares of stock. This debt included the settlement of the lease obligation for the company and the previous amount owed. As of December 31, 2004, approximately $398,000 of this debt has been treated as an increase in additional paid in capital.

 Management's Discussion and Analysis of Financial Condition and Results of Operations.

 PLAN OF OPERATION.

      With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

OVERVIEW

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it is in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      SATISFACTION OF OUR CASH OBLIGATIONS FOR THE NEXT TWELVE MONTHS. We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      SUMMARY OF ANY PRODUCT RESEARCH AND DEVELOPMENT THAT WE WILL PERFORM FOR THE TERM OF OUR PLAN OF OPERATION. We do not anticipate the requirement of any product research or development in the next twelve months.

      SIGNIFICANT CHANGES IN THE NUMBER OF EMPLOYEES. We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.
PLAN OF OPERATION

CHANGE IN BUSINESS DIRECTION

      As a result of the rescission agreement we have abandoned our prior business plan. However, we plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

LIQUIDITY AND CAPITAL RESOURCES

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations. Consequently, we will be required to seek additional capital in the future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

                  Unaudited Financial Statements
              Left Right Marketing Technology, Inc.
     Three and Nine Months Ended September 30, 2005 and 2004


 Financial Statements.

      The condensed financial statements of Left Right Marketing Technology, Inc., ("LRMT") included herein have been prepared in accordance with the instructions to quarterly reports on Form 10-QSB pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote data necessary for fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. It is therefore suggested that these financial statements be read in conjunction with the summary of significant accounting policies and notes to financial statements included in LRMT's Annual Report on Form 10-KSB for the year ended December 31, 2004.

      In the opinion of management, all adjustments necessary in order to make the financial position, results of operations and changes in financial position at September 30, 2005, and for all periods presented not misleading have been made. The results of operations for the period ended September 30, 2005 are not necessarily an indication of operating results to be expected for the full year ending December 31, 2005.






                   LEFT RIGHT MARKETING TECHNOLOGY, INC.
                  (formerly Global Gaming Technology, Inc.)
                           BALANCE SHEETS



						  Unaudited	 	Audited
						    As of		 As of
					     September 30, 2005	   December 31, 2004
					     ------------------	   -----------------
 ASSETS

Current assets
  Cash						$	  --		$	  --
						------------	 	------------
		Total current assets		 	  --		 	  --


Total assets				 	$	  --	 	$	  --
						============		============
 LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable				$    128,264	 	$    104,434
  Bank overdraft					   -	   	      19,908
  Loans payable				 	     250,000	 	     250,000
  Advance from shareholder			      43,033		 	   -
  Accrued payroll				     461,963	 	     433,771
  Contingency payable				      37,500 		      50,000
  Payroll tax accrual				     278,549	 	     272,269
						------------	 	------------
Total current liabilities		 	   1,199,309	 	   1,130,383
						------------	 	------------
		Total liabilities		   1,199,309	 	   1,130,383

Stockholders' equity
  Common stock; $.001 par value;
     95,170 and 52,716 shares
     issued and outstanding as of September 30,
     2005 and December 31, 2004,
     respectively				      94,718	 	     52,716
  Additional paid-in capital			   2,999,192	 	  2,992,710
  Preferred Stock					  --		         --
  Accumulated deficit in development stage	  (4,293,219)	         (4,175,808)
						------------	 	-----------
Total stockholders' (deficit)			  (1,199,309)	         (1,130,383)
						------------	 	-----------
Total liabilities and stockholders' equity	$	  --	 	$        --
						============		===========

                              LEFT RIGHT MARKETING TECHNOLOGY, INC.
                            (formerly Global Gaming Technology, Inc.)
                                  STATEMENTS OF OPERATIONS




						 	 Unaudited		                   	Unaudited
							9 months ended		                     3 months ended
					September 30, 2005     September 30, 2004	September 30, 2005   September 30, 2004
					-----------------------------------------	---------------------------------------


Operating expenses
    General and administrative		$	115,845 	 $	3,439,890 	$	12,920	 	 $	594,672
					-----------------------------------------	---------------------------------------
	Total operating expenses		115,845		 	3,439,890 		12,920		 	594,672
					-----------------------------------------	---------------------------------------
	Loss from operations	 	       (115,845)	       (3,439,890)	       (12,920)		       (594,672)

Other income (expenses):
    Interest expense				 (1,566)		   (1,210)		     -			    (18)
					-----------------------------------------	---------------------------------------
	Total other income (expenses)		 (1,566)		   (1,210)		     -		 	    (18)
					-----------------------------------------	---------------------------------------

Net loss		 		$      (117,411)	 $     (3,441,100)	$      (12,920)		 $     (594,690)
					-----------------------------------------	---------------------------------------

Basic and diluted loss per common share	$	  (1.59)	 $	   (72.90)	$	 (0.14)		 $	 (11.66)
					=========================================	=======================================
Basic and diluted weighted average
common shares outstanding
Note: Share adjusted for 1:1000
reverse split on 9/20/05		 	 73,943	 	 	   47,203 		94,943		 	 50,986








           LEFT RIGHT MARKETING TECHNOLOGY, INC.
           (formerly Global Gaming Technology, Inc.)
                 STATEMENTS OF CASH FLOWS


								  	  Unaudited
									9 months ended
							September 30, 2005	September 30, 2004
							------------------	------------------

Cash flows from operating activities:
Net loss					 	$	(117,411)	$	(3,441,000)
Adjustments to reconcile net loss to
 net cash used by operating activities:
Changes in operating assets and liabilities:
   (Increase) / Decrease in prepaid expenses			       - 		    (9,711)
   (Increase) / Decrease in accounts receivable			       -	  	      (162)
   Increase / (Decrease) in accounts payable			  30,313	 	 2,512,092
   Increase / (Decrease) in accrued payroll			  28,192		 	 -
   Increase / (Decrease) in contingency payable			 (12,500)			 -
   Increase / (Decrease) in payroll tax accrual			   6,280		 	 -
							----------------	------------------
	Net cash used by operating activities		 	 (65,126)	 	  (938,781)

Cash flows from investing activities:
Reduction of bank over draft				 	 (19,908)			 -
Advances to related parties				 	       -	 	  (476,892)
Advances from related parties				 	       -	  	   247,074
Purchase of property and equipment				       -	 	    (4,601)
							----------------	------------------
		Net cash used by investing activities		 (19,908)		  (234,419)

Cash flows from financing activities:
   Advance from stockholders			 		  85,033		 	 -
Proceeds from issuance of common stock				       -	 	   923,200
 Issuance of notes payable 				 	       -	 	   250,000
							----------------	------------------
	Net cash provided by financing activities 		  85,033	 	 1,173,200
							----------------	------------------
Net increase in cash				 		      (0)			 -

Cash, beginning of period				 	       -		 	 -
							----------------	------------------
Cash, end of period / bank overdraft			$	      (0)	$		 -
							================	==================

Supplementary cash flow information:
   Debt settled with stock			 	$	   6,484
   Debt settled with stock - related party		$	  42,000
Cash payments for income taxes				$	       - 	$		 -
							================	==================
Cash payments for interest				$	       - 	$		 -
							================	==================


                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - FINANCIAL STATEMENT PRESENTATION

The financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on April 27, 2005.

The results of operations for the interim periods shown in this report are not necessarily indicative of results to be expected for the full year. In the opinion of management, the information contained herein reflects all adjustments necessary to make the results of operations for the interim periods a fair statement of such operations. All such adjustments are of a normal recurring nature.

As discussed in the Form 10-KSB for the year ended December 31, 2004, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

The diluted loss per share for the company has been calculated on the weighted average number of shares after the reverse stock split. This has been calculated retroactively for the prior periods presented.


NOTE 2 - STOCKHOLDERS' EQUITY

On August 29, 2005, the Company filed a Schedule 14C, discussing a 1:1,000 reverse stock split, which was effective September 20, 2005.

During the third quarter ended September 30, 2005, the Company converted $6,484 of debt into 454 shares of post split common stock.

As of September 30, 2005, there were 95,170 shares of common stock outstanding.

NOTE 3 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The Company has $128,264 in accounts payable and approximately $461,900 in accrued payroll as of September 30, 2005. There is additionally a $37,500 contingency payable accrued to cover any potential liabilities not disclosed to the new members of management. During the quarter ended September 30, 2005, this amount was reduced from $50,000.

The Company also owes approximately $278,550 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 4 - RELATED PARTY TRANSACTIONS

Larry Schroeder, the Company's President, has loaned the Company $9,709, this loan is non interest bearing and has no due date assigned to it.

Matthew Schultz, the Company's Vice-President, has loaned the Company $31,278, this loan is non interest bearing and has no due date assigned to it.

Jason Griffith, the Company's Chief Financial Officer, has loaned the Company $2,046, this loan is non interest bearing and has no due date assigned to it.



 Management's Discussion and Analysis of Financial Condition and Results of Operation.



   With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

Overview

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it was in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      Satisfaction of our cash obligations for the next twelve months.

We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      Summary of any product research and development that we will perform for the term of our plan of operation.

We do not anticipate the requirement of any product research or development in the next twelve months.

      Significant changes in the number of employees.

We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.

Plan of Operation

Change in Business Direction

      As  a result of the rescission agreement  we  have  abandoned  our  prior
business plan.   However,  we  plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

Liquidity and Capital Resources

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations. Consequently, we will be required to seek additional capital in the future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

                 Unaudited Financial Statements
             Left Right Marketing Technology, Inc.
       Three and Six Months Ended June 30, 2005 and 2004


Financial Statements.

      The condensed financial statements of Left Right Marketing Technology, Inc., ("LRMK") included herein have been prepared in accordance with the instructions to quarterly reports on Form 10-QSB pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote data necessary for fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. It is therefore suggested that these financial statements be read in conjunction with the summary of significant accounting policies and notes to financial statements included in LRMK's Annual Report on Form 10-KSB for the year ended December 31, 2004.

      In the opinion of management, all adjustments necessary in order to make the financial position, results of operations and changes in financial position at June 30, 2005, and for all periods presented not misleading have been made. The results of operations for the period ended June 30, 2005 are not necessarily an indication of operating results to be expected for the full year ending December 31, 2004.

                      LEFT RIGHT MARKETING TECHNOLOGY, INC.
                    (formerly Global Gaming Technology, Inc.)
                               BALANCE SHEETS


						  Unaudited	        Audited
						    As of		 As of
						June 30, 2005	   December 31, 2004
						-------------	   -----------------
 ASSETS

Current assets
  Cash						$	  --		$	  --
						------------	 	------------
		Total current assets		 	  --		 	  --


Total assets				 	$	  --	 	$	  --
						============		============
 LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable				$    127,229	 	$    104,434
  Bank overdraft					   -	   	      19,908
  Loans payable				 	     250,000	 	     250,000
  Advance from shareholder			      25,132		 	   -
  Accrued payroll				     461,963	 	     433,771
  Contingency payable				      50,000 		      50,000
  Payroll tax accrual				     278,550	 	     272,269
						------------	 	------------
Total current liabilities		 	   1,192,874	 	   1,130,383
						------------	 	------------
		Total liabilities		   1,192,874	 	   1,130,383

Stockholders' equity
  Common stock; $.001 par value;
     94,715,614 and 52,420,328 shares
     issued and outstanding as of June 30,
     2005 and December 31, 2004,
     respectively				      94,716	 	     52,716
  Additional paid-in capital			   2,992,710	 	  2,992,710
  Preferred Stock					  --		         --
  Accumulated deficit in development stage	  (4,280,299)	         (4,175,808)
						------------	 	-----------
Total stockholders' (deficit)			  (1,192,873)	         (1,130,383)
						------------	 	-----------
Total liabilities and stockholders' equity	$	  --	 	$        --
						============		===========

           LEFT RIGHT MARKETING TECHNOLOGY, INC.
           (formerly Global Gaming Technology, Inc.)
                STATEMENTS OF OPERATIONS



						  Unaudited		                   Unaudited
						6 months ended		                3 months ended
					June 30, 2005	June 30, 2004		June 30, 2005	June 30, 2004
					------------------------------		-------------------------------

Operating expenses

 General and administrative		 $ 101,711 	 $   1,606,035 	 	$	 27,980 $	359,780
 Costs associated with rescinded merger	     1,214 	     1,239,083			      -   	880,280
					------------------------------		-------------------------------
Total operating expenses	 	   102,925	     2,845,118		 	 27,980	      1,240,060
					------------------------------		-------------------------------
Loss from operations			  (102,925)	    (2,845,118)			(27,980)     (1,240,060)

Other income (expenses):

 Interest expense			    (1,566)		(1,192)			      - 	   (862)
					------------------------------		-------------------------------
Total other income (expenses)		    (1,566)		(1,192)			     -- 	   (862)
					------------------------------		-------------------------------
Net loss			 	$ (104,491)	 $  (2,846,310)		$	(27,980) $   (1,240,922)
					------------------------------		-------------------------------
Basic and diluted loss per common share	$    (0.00)	 $	 (0.06)		$	  (0.00) $	  (0.03)
					==============================		===============================
Basic and diluted weighted average
	common shares outstanding	94,715,614  	    46,976,612		     94,715,614      48,487,612
					==============================		===============================




           LEFT RIGHT MARKETING TECHNOLOGY, INC.
           (formerly Global Gaming Technology, Inc.)
                STATEMENTS OF CASH FLOWS

								  Unaudited
								6 months ended
							June 30, 2005	June 30, 2004
							-------------	-------------
Cash flows from operating activities:
  Net loss				 		$(104,491)	$ (2,846,310)
  Adjustments to reconcile net loss to
  net cash used by operating activities:
  Changes in operating assets and liabilities:
   Forgiveness of related party payable			   40,786	 	   -
   Non cash costs related to rescinded merger		    1,214	    (243,035)
   Increase / (Decrease) in accounts payable		   22,795	   2,956,534
   Increase / (Decrease) in accrued payroll		   28,192	 	   -
   Increase / (Decrease) in payroll tax accrual		    6,280	  	   -
   Increase / (Decrease) in loans payable - related party  25,132	 	   -
							---------	------------
    Net cash used by operating activities		   19,908	    (132,811)

Cash flows from investing activities:
  Increases in advances to related parties			-	    (484,407)
  Purchase of property and equipment				-	      (5,882)
							---------	------------
    Net cash used by investing activities		 	- 	    (490,289)

Cash flows from financing activities:
  Proceeds from issuance of common stock			-	     623,100
							---------	------------
    Net cash provided by financing activities 		 	-  	     623,100
							---------	------------
Net increase in cash					   19,908	 	  --

Cash, beginning of period				  (19,908)		  --
							---------	------------
Cash, end of period / bank overdraft			$      -- 	$	  --
							=========	============
Supplementary cash flow information:
  Cash payments for income taxes			$      -- 	$	  --
							=========	============
  Cash payments for interest				$      -- 	$	  --
							=========	============


                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - FINANCIAL STATEMENT PRESENTATION

The financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on April 27, 2005.

The results of operations for the interim periods shown in this report are not necessarily indicative of results to be expected for the full year. In the opinion of management, the information contained herein reflects all adjustments necessary to make the results of operations for the interim periods a fair statement of such operations. All such adjustments are of a normal recurring nature.

As discussed in the Form 10-KSB for the year ended December 31, 2004, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

NOTE 2 - STOCKHOLDERS' EQUITY

There were no issuances of stock during the quarter ending June 30, 2005.

NOTE 3 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The company has $127,229 in accounts payable and approximately $461,963 in accrued payroll as of June 30, 2005. Additionally, the company has accrued a $50,000 contingency payable to cover any potential liabilities not disclosed to the new members of management.

The company also owes approximately $278,550 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company's president, Matthew Schultz, has advanced funds to the company in the amount of $25,132 as of June 30, 2005.


 Management's Discussion and Analysis of Financial Condition and Results of Operation.



       With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

Overview

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it was in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      Satisfaction of our cash obligations for the next twelve months.

We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      Summary of any product research and development that we will perform for the term of our plan of operation.

We do not anticipate the requirement of any product research or development in the next twelve months.

      Significant changes in the number of employees.

We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.




 Plan of Operation

Change in Business Direction

      As a result of the rescission agreement we have abandoned our prior business plan. However, we plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

Liquidity and Capital Resources

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations. Consequently, we will be required to seek additional capital in the future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

                 Unaudited Financial Statements
             Left Right Marketing Technology, Inc.
           Three Months Ended March 31, 2005 and 2004


  Financial Statements.

      The condensed financial statements of Left Right Marketing Technology, Inc., ("LRMK") included herein have been prepared in accordance with the instructions to quarterly reports on Form 10-QSB pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote data necessary for fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. It is therefore suggested that these financial statements be read in conjunction with the summary of significant accounting policies and notes to financial statements included in LRMK's Annual Report on Form 10-KSB for the year ended December 31, 2004.

      In the opinion of management, all adjustments necessary in order to make the financial position, results of operations and changes in financial position at March 31, 2005, and for all periods presented not misleading have been made. The results of operations for the period ended March 31, 2005 are not necessarily an indication of operating results to be expected for the full year ending December 31, 2005.

                      LEFT RIGHT MARKETING TECHNOLOGY, INC.
                    (formerly Global Gaming Technology, Inc.)
                               BALANCE SHEETS

                                                          Unaudited    Audited
                                                            As of       As of
                                                           3/31/05     12/31/04
							 -----------  ----------

Current assets
Cash                                                     $         -   $       -
							 -----------  ----------
Total current assets                                               -           -

Total assets                                                       -           -
							 ===========  ==========


Current liabilities
Accounts payable                                         $   106,749   $ 104,434
Bank overdraft                                                     -      19,908
Loans payable                                                250,000     250,000
Loans payable - related party                                 17,632           -
Accrued payroll                                              461,963     433,771
Contingency payable                                           50,000      50,000
Payroll tax accrual                                          278,550     272,269
							 -----------  ----------
Total current liabilities                                  1,164,893   1,130,383
							 -----------  ----------
Total liabilities                                        $ 1,164,893  $1,130,383

Stockholders' equity
Common stock; $.001 par value;
94,715,614 and 52,420,328 shares issued and outstanding
as of March 31, 2005 and December 31, 2004, respectively      94,716      52,716
Additional paid-in capital                                 2,992,710   2,992,710
Preferred Stock                                                    -           -
Accumulated deficit in development stage                 (4,252,319) (4,175,808)
Total stockholders' equity                               (1,164,893) (1,130,383)
							 -----------  ----------
Total liabilities and stockholders' equity               $         -  $        -
							 ===========  ==========















               LEFT RIGHT MARKETING TECHNOLOGY, INC.
               (formerly Global Gaming Technology, Inc.)
                      STATEMENTS OF OPERATIONS

                                           Unaudited        Unaudited
                                         January 1, 2005  January 1, 2004
                                            through          through
                                         March 31, 2005  December 31, 2004
					 --------------- -----------------
Operating expenses:

General and administrative               $      73,731    $ 1,605,058
Costs associated with rescinded merger           1,214              -
					 -------------	  -----------
Total operating expenses                        74,945      1,605,058
					 -------------	  -----------
Loss from operations                          (74,945)     (1,605,058)

Other income (expenses):
Interest expense                               (1,566)           (330)
					 ------------	  -----------
Total other income (expenses)                  (1,566)           (330)
					 ------------	  -----------
Net loss                                      (76,511)     (1,605,388)


Basic and diluted loss per common share  $        0.0     $       0.0

Basic and diluted weighted average
common shares outstanding                  59,715,614      43,678,503



               LEFT RIGHT MARKETING TECHNOLOGY, INC.
               (formerly Global Gaming Technology, Inc.)
                      STATEMENTS OF CASH FLOWS

                                                              Unaudited        Unaudited
                                                            January 1, 2005  January 1, 2004
                                                                through         through
                                                               3/31/05           3/31/04
							    ---------------  ---------------
Cash flows from operating activities:
Net loss                                                    $    (76,511)    $(1,605,388)
Adjustments to reconcile net loss to
 net cash used by operating activities:
Changes in operating assets and liabilities:
Forgiveness of related party payable                              40,786               -
Non cash costs related to rescinded merger                         1,214         279,617
Increase / (Decrease) in accounts payable                          2,315               -
Increase / (Decrease) in accrued payroll                          28,192       1,357,368
Increase / (Decrease) in payroll tax accrual                       6,280               -
Increase / (Decrease) in accounts payable - related party         17,632               -
							      ----------     -----------
Net cash used by operating activities                             19,908          31,597

Cash flows from investing activities:
Increases in advances to related parties                               -        (377,649)
Purchase of property and equipment                                     -          (3,948)
							      ----------     -----------
Net cash used by investing activities                                  -        (381,597)

Cash flows from financing activities:
Proceeds from issuance of common stock                                 -         350,000
							      ----------     -----------
Net cash provided by financing activities                              -        3 50,000

Net increase in cash                                              19,908               -
							      ----------     -----------
Cash, beginning of period                                        (19,908)        (48,040)

Cash, end of period / bank overdraft                                   0         (48,040)
							      ----------     -----------

Supplementary cash flow information:
Cash payments for income taxes                                         -               -
Cash payments for interest                                             -               -













                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - FINANCIAL STATEMENT PRESENTATION

The financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on May 6, 2005.

The results of operations for the interim periods shown in this report are not necessarily indicative of results to be expected for the full year. In the opinion of management, the information contained herein reflects all adjustments necessary to make the results of operations for the interim periods a fair statement of such operations. All such adjustments are of a normal recurring nature.

As discussed in the Form 10-K for the year ended December 31, 2004, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

On March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger.

NOTE 2 - STOCKHOLDERS' EQUITY

On March 15th, 2005, the company entered into an agreement to settle the related party debt and obligations as of that debt for 42,000,000 shares of stock. This debt included the settlement of the lease obligation for the company and the previous amount owed. As of December 31, 2004, approximately $398,000 of this debt has been treated as an increase in additional paid in capital.

NOTE 3 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The company has $103,747 in accounts payable and approximately $461,963 in accrued payroll as of March 31, 2005. Additionally, the company has accrued a $50,000 contingency payable to cover any potential liabilities not disclosed to the new members of management.

The company also owes approximately $278,550 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company's president, Matthew Schultz, has loaned the company $17,632 as of March 31, 2005.

On March 15th, 2005, the company entered into an agreement to settle the related party debt and obligations as of that debt for 42,000,000 shares of stock. This debt included the settlement of the lease obligation for the company and the previous amount owed. As of December 31, 2004, approximately $398,000 of this debt has been treated as an increase in additional paid in capital.


 Management's Discussion and Analysis of Financial Condition and Results of Operations.



      With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

Overview

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it is in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      Satisfaction of our cash obligations for the next twelve months.

We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      Summary of any product research and development that we will perform for the term of our plan of operation.

We do not anticipate the requirement of any product research or development in the next twelve months.

      Significant changes in the number of employees.

We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.

Plan of Operation

Change in Business Direction

      As a result of the rescission agreement we have abandoned our prior business plan. However, we plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

Liquidity and Capital Resources

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally , we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations.
Consequently,  we  will be required to seek additional   capital   in  the
future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.


      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

      PRO FORMA SELECTED FINANCIAL DATA.

      SGI was formed in the State of Nevada on September 27, 2005. The information required consists of the pro forma condensed combined selected financial data of LRMT, SGI and UPL for the fiscal year ended December 31, 2005 and is set forth immediately below:

                       PRO FORMA SELECTED FINANCIAL DATA


       The following summary historical financial data should be read in conjunction with the financial statements (and notes thereto) of LRMT and SGI (includes its wholly-owned subsidiary, The Ultimate Poker League, Inc.):


                                   	Fiscal Year Ended     Fiscal Year Ended
                                  	December 31, 2004     December 31, 2005
                                            (Audited)		 (Unaudited)
					-----------------     ------------------


Revenue                      		$               -     $		       -
Cost of Revenue                                 	-                      -
					-----------------     ------------------
Gross Margin                                   		-                      -

Selling General and Administrative              1,719,558		 167,777
Costs associated with rescinded merger          1,022,015                      -
					-----------------     ------------------
      Total Expenses              		2,741,573		 167,777

Operating Income                	       (2,741,573)		(167,777)

Total Other Income (Expense)                       (2,365)		  (1,787)
					-----------------     ------------------
Net Income (Loss)                    	$      (2,743,938)    $		(169,564)

Total Assets                         	$               -     $            6,506
Total Liabilities                    	$       1,130,383     $        1,233,348
Shareholders' equity                 	$      (1,130,383)    $       (1,226,842)




    PRO FORMA INFORMATION.

    The pro forma information required consists of the pro forma condensed combined financial statements of the Company for the fiscal year ended December 31, 2005 is set forth immediately below:

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

    The following is a pro forma condensed combined financial statement of the Company and SGI (including its wholly-owned subsidiary, The Ultimate Poker League, Inc.):


									  LRMT		     SGI				Combined
								        Unaudited	  Unaudited			       Unaudited
									  As of		    As of			   	 As of
								    December 31, 2005  December 31, 2005   Adjustments	   December 31, 2005
								    -----------------  -----------------   -----------	   ------------------
					    ASSETS



Current assets
	Cash								$	  -	   $	   142	   $	    -		$	142
	Advances to related parties						  -		29,119	      (29,119)(a)		  -
									-----------	   -----------	   -----------		-----------
		Total current assets						  -		29,261	      (29,119)			142

	Intangible assets, net of accumulated amortization			  -		 6,364		    -		      6,364
									-----------	   -----------	   -----------		-----------

Total assets								$	  -	   $	35,625	   $  (29,119)		$     6,506
									===========	   ===========	   ===========		===========




					LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities
	Accounts payable						$    74,281	   $    10,612	   $	   -		$   84,893
	Accounts payable - related party				     30,000		     -		   -		    30,000
	Loans payable							    250,000		     -		   -		   250,000
	Advance from related party					     73,102		58,960	     (29,119)(a)	   102,943
	Accrued payroll							    461,963		     -		   -		   461,963
	Contingency payable						     25,000		     -		   -		    25,000
	Payroll tax accrual						    278,549		     -		   -		   278,549
									-----------	   -----------	   -----------		----------
		Total current liabilities				  1,192,895		69,572	     (29,119)		 1,233,348

Total liabilities							  1,192,895		69,572	     (29,119)		 1,233,348


Stockholders'(deficit)
	Common stock; $.001 par value; 98,804 and 56,350
	   shares issued and outstanding as of December 31,
           2005 and December 31, 2004, respectively				99		    77		 7,573(b)	      7,749
	Additional paid in capital					 3,118,797		   484	   (3,118,797)(c)	        484
	Preferred Stock								 -		     -		     -			  -
	Accumulated deficit						  	 -	      (34,507)	     3,111,224(d)      	(1,235,074)
									-----------	   -----------	   -----------		-----------
Total stockholders' (deficit)								      (33,947)	   (1,192,895)		(1,226,842)

Total liabilities and stockholders' deficit				$	 -	   $	35,625	   $  (29,119)		$     6,506
									===========	   ===========	   ===========		===========


	(a).     Adjustment to reflect consolidation of related party debt
	(b).     Adjustment to reflect outstanding common shares post reverse with
		 Strategic Gaming Investments, Inc. of 7,748,804.
	(c).     Eliminate additional paid-in capital of Left Right Marketing Technology
		 Inc. post reverse merger with Strategic Gaming Investments, Inc.
	(d).     Eliminate deficit earnings of Left Right Marketing Technology, Inc.
		 post reverse merger, record $3,111,224 of reverse merger expense.





                       		      LRMK           	        SGI          			     Combined
                       		Fiscal year ended  	Fiscal year ended                 	Fiscal year ended
                       		December 31, 2005	December 31, 2005    	Adjustments	December 31, 2005
                       		    (Unaudited)    	    (Unaudited)      			    (Unaudited)
                       		------------------	------------------	-----------	------------------

Revenue

Operating expenses
   General and administrative	$	 134,196	$	  33,581	$	 - 	$	 167,777
				----------------	----------------	-----------	----------------
Total operating expenses		 134,196		  33,581		 -		 167,777

Loss from operations			(134,196)		 (33,581)		 -	        (167,777)

Other income (expenses):
	Interest expense		 (1,787)		      -			 -		 (1,787)
				----------------	----------------	-----------	----------------

Total other income (expense)		 (1,787)		      -			 -		 (1,787)
				----------------	----------------	-----------	----------------

Net loss			       (135,983)		(33,581)		 -	       (169,564)

Discontinued operations			       -		      -			 -		       -

Net loss			$      (135,983)	$	(33,581)		 -	$      (169,564)
				================	================	===========	================


      INFORMATION ABOUT THE PARTIES TO THE AGREEMENT.

      The Company is current on all requisite filings required pursuant to the Securities Exchange Act of 1934, as amended. The Company has approximately 2,400 stockholders.

      SGI is not subject to the reporting requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. SGI's common stock is not listed on any exchange and has no stated market value. No dividends have been paid since its inception. SGI has eight (8) holders of record of its common stock. The audited financial statements of SGI, and its wholly owned
subsidiary UPL,   for   the   period   from   inception   through    December
31 , 2005,  is set forth herein.

      Under Delaware law, stockholder approval of the Agreement, and transactions associated therewith, are not required. Stockholders are encouraged to read this information in its entirety for a greater understanding of the purchase of Strategic Gaming Investments, Inc. by the Company.

      FORWARD LOOKING STATEMENTS

      SOME OF THE STATEMENTS SET FORTH BELOW ARE NOT HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WHICH CAN BE IDENTIFIED BY THE USE OF TERMINOLOGY SUCH AS "ESTIMATES," "PROJECTS," "PLANS," "BELIEVES," "EXPECTS," "ANTICIPATES," "INTENDS," OR THE NEGATIVE OR OTHER VARIATIONS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. WE URGE YOU TO BE CAUTIOUS OF THE
FORWARD-LOOKING STATEMENTS, AND THAT SUCH STATEMENTS REFLECT THE CURRENT BELIEFS OF MANAGEMENT OF SGI WITH RESPECT TO FUTURE EVENTS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS AFFECTING ITS OPERATIONS, MARKET GROWTH, SERVICES, PRODUCTS AND LICENSES. NO ASSURANCES CAN BE GIVEN REGARDING THE ACHIEVEMENT OF FUTURE RESULTS, AS ACTUAL RESULTS MAY DIFFER MATERIALLY AS A RESULT OF THE RISKS FACED BY SGI, AND ACTUAL EVENTS MAY DIFFER FROM THE ASSUMPTIONS UNDERLYING THE STATEMENTS THAT HAVE BEEN MADE REGARDING ANTICIPATED EVENTS.

      ALL WRITTEN FORWARD-LOOKING STATEMENTS MADE BELOW ARE ATTRIBUTABLE TO SGI AND ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THESE CAUTIONARY STATEMENTS. GIVEN THE UNCERTAINTIES THAT SURROUND SUCH STATEMENTS, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.

      THE SAFE HARBORS OF FORWARD-LOOKING STATEMENTS PROVIDED BY THE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "REFORM ACT") ARE UNAVAILABLE TO ISSUERS NOT SUBJECT TO THE REPORTING REQUIREMENTS SET FORTH UNDER SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. AS SGI HAS NOT REGISTERED ITS SECURITIES PURSUANT TO SECTION 12 OF THE EXCHANGE ACT, SUCH SAFE HARBORS SET FORTH UNDER THE REFORM ACT ARE UNAVAILABLE TO SGI.

      BACKGROUND OF THE INDUSTRY

      Poker Leagues

      Poker has become extremely popular in recent years. Millions of people are playing poker at family gatherings, church functions and on college campuses. Television has fueled the rapid growth of poker over the recent years. According to Shawn Riley and Kurt McPhail of the Amateur Poker League, their league grows at an impressive rate of 1,500 members a week.

      Reality TV

      Currently, poker tournaments are being aired on several major networks. Specifically, ESPN airs the World Series of Poker, The Travel Channel airs the World Poker Tour and Bravo airs Celebrity Poker. Fox Sport and Game Show Network have also created their own poker programming. The World Poker Tour is currently the Travel Channels' highest rated show. In addition, television shows such as Survivor, Big Brother and The Amazing Race air on the three largest broadcast networks in the United States (ABC, CBS and NBC), and are slotted for prime viewing time because they attract such a large audience.

      In the Nielsen Ratings for the week of November 28, 2005, available online at www.neilsenmedia.com, (i) Survivor: Guatemala, was the ninth highest rated show on major broadcast networks, and (ii) The Real World XVI: Reunion, was the sixth highest rated show on cable television.

      According to USA Today (Society for the Advancement of Education - September 2004), during the 2003-04 television season, ten (10) reality shows ranked among the top 25 prime-time programs in the audience-composition index for adults 18-49 with incomes of $75,000 or more. Nielsen ratings indicate that more than 18,000,000 viewers have been captivated by television programs that take ordinary people and place them in situations that have them competing in ongoing contests while being filmed 24 hours a day.

      The interest in the United States in reality based television concepts continues to be a component of the television lineup of major broadcast television networks and cable television operators. To our knowledge, there has yet to be programming combining the concept of reality based television surrounding real live poker contest play.

      Internet

      According to Christiansen Capital Advisors Online, poker rooms took in $1.3 billion in revenues last year, a number that is forecasted to grow to $5.8 billion by 2008, or 28 percent of all Internet gambling revenues. More than
1.78 million players bet money in online poker rooms during January 2005 alone, according to the research service PokerPulse. It is anticipated that poker revenue will exceed $2.0 billion, and attract over one million players a month, in 2005. Currently, United States citizens play poker at 266 poker websites, up from 53 poker websites as of June 2003, according to gaming site CasinoCity.com.

      Print Media

      Bluff, billing itself as a "poker lifestyle" magazine, launched last fall with a circulation of 90,000. The publisher has stated that this figure has since more than tripled since the initial publication. According to Eric Morris, publisher of Bluff, his magazine is garnering advertising dollars not only from makers of poker paraphernalia, online gambling operators, Harrah's and MGM Mirage, among others, but also mainstream non poker companies including Oakley, Disney's, ESPN and Activision Inc.


      PRODUCTS AND SERVICES

      SGI's target industry will be primarily focused on The Ultimate Poker League contest and the reality television series documenting the contest. SGI also proposes to branch into retail for logo merchandise and print media for its own poker gaming magazine.

      The Ultimate Poker League Contest

      Initially, the contests will be held in up to nine major cities, including San Francisco, Sacramento, Salt Lake City, Las Vegas, Phoenix, Los Angeles, San Diego, Dallas, and Houston. Equipment will be provided by SGI and sponsors of the contest. League play will be held in multiple cities. Contests will consist of teams comprised of four members each. Each team will pay an entry fee of $2,000. After four weeks of consecutive play, a winning team from each city will meet in Las Vegas to compete for the $1,000,000 grand prize.

      Each team is comprised of four (4) members. While each member of the team competes individually, their respective performance is aggregated with the other team members for the purpose of determining the winning team. This is true at the local contest level and at the "finals" to be held in Las Vegas, Nevada. At the finals, there will only be one contestant remaining at the end of the contest. This is the nature of all poker contests. The goal is to be the last person remaining at the end of the contest. In other words, the team that has the last person with poker chips will be declared the winning team and will win the $1,000,000 prize.

      The Ultimate Poker League Reality TV Show

      SGI plans to create a reality television show based on the events surrounding the league contest. From the first round to the championship round in Las Vegas, camera crews will follow the contest participants, thereby allowing viewers to see the action behind the scenes of a national poker contest. SGI is presently negotiating with a third party to produce and televise the reality television series, but has not reached a definitive agreement.

        Currently aired poker television shows deal strictly with the poker "tournament". We will be offering a poker "contest" to amateur contestants, and unlike the existing poker programming, we intend to have footage on the amateur contestants outside of the poker contests detailing the daily lives of selected teams and contestants and their respective attempts to make the "finals" in Las Vegas, Nevada. No existing poker programming offers this type of "behind the scenes" footage.

      Retail Logo Merchandise

      SGI plans to offer the following logo merchandise to consumers: hats, shirts, clothing apparel, tables, playing cards, chips, books, DVD's, video games, downloads, and more. SGI plans to make the merchandise available through its website, www.theultimatepokerleague.com, at participating retail outlets, and onsite at the contest locations. Mr. Marsiglia will oversee all merchandising of UPL products (Please see Mr. Marsiglia's biography on page_41).

      The Ultimate Poker League Magazine

      SGI is currently in the research and development stage of creating its own poker gaming magazine. Initial intentions are to offer industry insight through articles on varied topics from poker tips to in-depth interviews with the nation's top poker players.

      DISTRIBUTION

      SGI plans to display advertisements at participating restaurants of our proposed national restaurant chain partner, or other suitable partner, as well as promotional displays at retail outlets (grocery stores, convenience stores, etc.). SGI also plans to advertise in industry publications and through the use of online banner ads. Through the use of national advertising campaigns and a partnership with a nationwide facilitator, SGI believes that it will be able to solicit interest in cities throughout the country for The Ultimate Poker League.

      WEBSITE

      SGI is currently finalizing its website at www.theultimatepokerleague.com to inform the public about its services and proposed products. Once SGI develops a database of members, SGI intends to prepare an email address list and disseminate current information directly to those members via email and fax broadcast.

      COMPETITION

      SGI's primary competitors consist of local card rooms and clubs, poker leagues and online poker rooms. SGI believes its top competitors include The World Poker Tour, The World Series of Poker and the Amateur Poker League, among others.

      SGI believes that it can successfully compete in the industry because of the unique format of its business. Unlike the poker tournaments aired on television (e.g., World Series of Poker on ESPN and The World Poker Tour, most recently aired on the Travel Channel, etc.), The Ultimate Poker League is a TEAM FORMAT, consisting of amateur players competing in a four-week contest. In each city, the winning team of the four-week contest will win a prize consisting of an all expenses paid trip to the finals. At the finals, to be held at a Las Vegas, Nevada licensed casino, the winning team will win the grand prize of $1,000,000. The winning prize will be paid by the licensed casino and NOT the Company.

      The Ultimate Poker League, Inc. intends to combine the concept of normal televised poker contests like the World Series of Poker with the reality television concept of Survivor. Camera crews will follow the players behind the scenes and give the viewers an in-depth look at what life is like during a national poker contest.

      SGI's management team plans to secure key contacts in the gaming and entertainment industries as well as strong relationships with facilities providers. SGI believes the primary factors for its success will be building and maintaining strategic alliances with its facilities providers, maintaining consistent games that it can duplicate on a national basis.

      GOVERNMENT REGULATION, LICENSING AND TAXATION

        We have undertaken significant research and determined that gaming regulation of The Ultimate Poker League contest is not probable. The reason gaming regulation is not probable is that The Ultimate Poker League is a contest in which participants compete for a prize consisting of an all expenses paid trip to Las Vegas and entry into the finals. The Ultimate Poker League is not a tournament. In addition, the finals will be held at a licensed casino and the $1,000,000 grand prize will be paid by the licensed casino.


      Management of SGI does not believe there are existing, or probable, government regulations that could impact its business. For example, the Texas Attorney General released a statement in 2005 stating that amateur poker contests do not violate the state's anti-gambling laws, if no cash is involved. SGI intends to monitor any changes in these laws and reevaluate its position, if necessary.


      SGI will, however, abide by all state and local regulations pertaining to contests and/or sweepstakes/games of chance. Registration of The Ultimate Poker League contest, in those states where required (e.g., New York, Rhode Island, and Florida), will be undertaken when, and if, we decide to offer The Ultimate Poker League in those states. State and local regulations relating to contests and/or sweepstakes/games of chance generally require a detailed list of the official contest rules and procedures to be provided to all contestants upon entry, as well as on a website. We intend to provide all of the above and additional information, where applicable, required by the respective states in which we offer The Ultimate Poker League "contest" to remain fully compliant. We intend to utilize the extensive experience of Anthony Marsiglia, President of The Ultimate Poker League, Inc., in operating the "contests". Mr. Marsiglia has more than twenty years of experience in operating sweepstakes and contests for small, medium and large corporations.


      UPL will consist of four-week contests, with the winning four-person teams from each of the cities in which the contest is being held winning a prize consisting of, inter alia, an all expense paid trip to the finals at a Las Vegas, Nevada licensed casino.


      Similar to Nevada, the laws of the other states in which we intend to offer the Poker League contest will not require the Company to obtain a gaming license as the Company is merely operating a contest.

      PATENTS AND TRADEMARKS

      SGI currently has no registered patents or trademarks. SGI has, however, submitted an application to register The Ultimate Poker League trademark with the United States Patent & Trademark Office. Since SGI has no existing patent or trademark rights, unauthorized persons may attempt to copy aspects of its business, including its website designs, product information and sources, sales techniques, or to obtain and use information that it regards as proprietary, such as the technology used to operate its website and web content. Any encroachment upon SGI's proprietary information, including the unauthorized use of its name, the use of a similar name by a competing company or a lawsuit initiated against it for infringement upon another company's proprietary information or improper use of their trademark, may affect its ability to create brand name recognition, cause customer confusion or have a detrimental effect on its business. Litigation or proceedings may be necessary in the future to enforce SGI's intellectual property rights, to protect its trade secrets and domain name and/or to determine the validity and scope of the proprietary rights of others. Any such litigation or adverse proceeding could result in substantial costs and diversion of resources and could seriously harm SGI's business operations and results of operations.

      EMPLOYEES

      SGI does not have any employees at this time, other than the three (3) officers of the Company, and four (4) officers of its wholly owned subsidiary, The Ultimate Poker League, Inc. Each officer and director of SGI and UPL devotes their time as needed to the business. SGI management believes that its operations are currently on a small scale that is manageable by these individuals, but SGI anticipates using contract labor as operations grow and additional labor is warranted.

      PLAN OF OPERATION AND MILESTONES

      SGI anticipates that it will need to achieve each of the milestones outlined below within the next twelve months. Operations will commence immediately upon close of the merger and it is anticipated that revenue will be generated in the nine months ending September 30, 2006. There can be no assurance that achievement of this eight (8) step plan will result in SGI becoming fully operational or profitable:

      1. PROCURE ADEQUATE FUNDING FOR OPERATIONS AND THE $1,000,000 GRAND PRIZE. Since the Poker League is a new venture, SGI's primary objective is to secure adequate funding to fully implement its business strategies. Following the close of the merger, equity financing will be procured by the Company to finance the foregoing as well as all costs associated with being a publicly traded company, including, but not limited to, the fees charged by independent auditors, attorneys, and transfer agent, among others, estimated at approximately $200,000 per annum in total.

      2. ENTER INTO A DEFINITIVE AGREEMENT WITH A FACILITIES PROVIDER WITH MULTIPLE LOCATIONS THROUGHOUT THE UNITED STATES. SGI is in negotiations with a third party to sponsor The Ultimate Poker League contest. This third party will require specific financial performance from SGI in exchange for the marketing rights to their brand. In this regard, SGI will be required to post a $1,000,000 bond with the third party partner. It is envisioned that the $1,000,000 grand prize will be photographed with dealers and Poker League players in connection with promotional materials regarding The Ultimate Poker League. Mr. Magee will oversee all production aspects of the Poker League contest.

      3. CREATE A SUBSTANTIAL MEMBER BASE. SGI plans to display advertisements at participating restaurant locations of our proposed partner as well as at retail outlets (grocery stores, convenience stores, etc.) in cities in which the Poker League is offered. SGI also plans to advertise in industry publications and through the use of online banner ads. SGI believes that this will provide it with substantial initial exposure.

      4. ENTER INTO A DEFINITIVE AGREEMENT WITH A MAJOR BROADCAST CHANNEL TO AIR THE ULTIMATE POKER LEAGUE REALITY TELEVISION SERIES. SGI is in negotiations with a widely recognized major broadcast company to produce and air The
Ultimate Poker League reality television series, but has not reached a definitive agreement. As with SGI's proposed facilities sponsoring partner referred to above, this broadcast company will require sufficient funding to support the $1,000,000 grand prize. Mr. Beck will oversee all production aspects of the reality television series.

      5. BEGIN NEGOTIATIONS WITH ADVERTISING PARTNERS. SGI intends to advertise in several industry-wide publications, such as Card Player, Poker Player, Pop Pair and Bluff magazines. Additionally, SGI will include online advertising on strategic gaming sites, including Poker Lifestyle, as well as links and banner advertisements on other participating sponsors' web sites. We are projecting that our advertising expense will be not less than $125,000 for the twelve months following the close of the merger.

      6. SECURE CONTRACT LABOR FOR FILMING. Key management of UPL has worked in the film and television production industry for over twenty-five years and has significant working knowledge of, and contacts in, the television industry. This expertise, combined with an extensive network of industry contacts, will assist SGI significantly in securing capable film crews in multiple locations.

      7. DEVELOP THE ULTIMATE POKER LEAGUE BRAND CLOTHING AND OTHER LOGO MERCHANDISE. SGI plans to market apparel and industry specific merchandise, including hats, shirts, clothing apparel, tables, playing cards, chips, books, DVD's, video games, and downloads. The development of logo merchandise will be determined by the success of the contest and its reality television show.

      8. EXPAND CONTESTS INTO OTHER CITIES: Through the use of national advertising campaigns and partnership with a nationwide facilitator, SGI believes it will be able to solicit interest in cities throughout the United States. SGI plans to create a uniform contest that can be easily duplicated in many locations. League supervisors, all of which will be licensed with the Nevada Gaming Commission, will oversee all out of state league play to ensure that its specific league rules and guidelines are strictly followed. The league supervisors will be independent contractors of the Company. Neither the Company, nor its officers and directors, will be required to obtain a license with the Nevada Gaming Commission or any other state listed below as we are not required to do so. We intend to utilize league supervisors licensed by the Nevada Gaming Commission to oversee "contest" play as these professionals are best equipped to ensure proper play, making rulings as necessary during contest play, and tallying poker chip counts for each member of each team at the end of each nightly session during the initial four weeks of the contest.


      It is anticipated that the monthly fixed overhead expense will be approximately $125,000 regarding the foregoing. While there can be no assurance as to the timing and effectiveness of commencement of the Poker League contest, below is an anticipated timeline of events over the twelve months following the close of the merger:

      First Quarter 2006:

- Enter into a definitive agreement with a facilities provider with multiple locations throughout the United States

-  Procure funding for operations through an equity fund raising

-  Finalize the Company's website

- Enter into a definitive agreement with a major broadcast channel to air The Ultimate Poker League reality television series

-  Begin negotiations with advertising partners

      Second Quarter 2006:

-  Hold initial Poker League contest

-  Create a substantial member base

-  Continue to expand relations with advertising partners

-  Secure contract labor for filming

- Work to find a merchandising partner for The Ultimate Poker League clothing and merchandise

      Third Quarter 2006:

-  Continue to build a substantial member base

-  Develop The Ultimate Poker League brand clothing and other logo merchandise

      Fourth Quarter 2006:

- Produce and begin marketing of The Ultimate Poker League brand clothing and other logo merchandise

-  Expand contests into other cities

      We are not required to obtain licensing in any of the eleven states listed below as we are a contest operator, similar to a tour operator offering trips to Las Vegas, Nevada. We are not considered a supplier or vendor.

      As set forth in the American Gaming Association website, located at www.americangaming.org, in order to do business with commercial casinos, suppliers and vendors must meet strict licensing requirements, which help prevent organized crime and other criminal operations. Some jurisdictions not only require licensing for major gaming equipment manufacturers (i.e., slot machine manufacturers) but also suppliers and vendors that meet certain gross gaming revenue thresholds.

      The following includes supplier/vendor licensing requirements (none of which are applicable to the Company, UPL or SGI) for the eleven commercial casino states.

COLORADO

Business Gaming License: This type of license is required for any company or individual that manufactures or distributes approved slot or video machines and component parts.


      FEES

             APPLICATION FEE LICENSING FEEBACKGROUND DEPOSIT
License Type Type 1*Type 2**             Type 1* Type 2**
Retailer     $1,000 $2,000  $1,250       $5,000  $10,000
Operator     $500   $1,000  $1,000       $5,000  $10,000
Manufacturer/               $1,000       $5,000  $10,000
Distributor

*A group of six or fewer individuals (all Colorado residents) with at least 5 percent interest in the business





**All others not falling within Type 1


Licenses are valid for one year and may be renewed by the Colorado Division of Gaming. Renewal fees are the same as issuance fees minus the background deposit.


The Colorado Division on Gaming does not require vendors of nongaming products or services to be licensed by the state.


ILLINOIS

Supplier's License: This type of license is required for any company or individual that provides equipment devices, services or supplies to a licensed riverboat gambling operator.


Application Fee: $10,000 (If the cost of the applicant's investigation exceeds the applicant's fee, the fee may be increased.)


Supplier's License Fee: $5,000 annually


The Illinois Gaming Board does not require vendors of nongaming products or services to be licensed by the state.


INDIANA


Supplier's License: This type of license is required for any company or individual intending to distribute gaming equipment, services and/or supplies, which conform to the commission's standards, to a licensed riverboat gambling operation.


Application Fee: $10,000 (nonrefundable)


Supplier's License Fee: $5,000 annually


The Indiana Gaming Commission does not require vendors of nongaming products or services to be licensed by the state.


IOWA

Distributor's License: This type of license is required for any company or individual that sells, markets or distributes gaming-related devices and/or equipment.


Manufacturer's License:  This  type  of  license is required for any company or
individual  that  designs,  assembles,  fabricates,   produces,  constructs  or
prepares gambling-related products or components.


Distributor's License Fee: $1,000 annually


Manufacturer's License Fee: $250 annually


The Iowa Racing and Gaming Commission does not require vendors of nongaming products or services to be licensed by the state. However, the commission must approve business transactions between a supplier/vendor and a gaming operator that exceed $100,000 during a 12-month period.


LOUISIANA

Manufacturers of Slots Permit: This type of license is required for a company or individual that manufacturers an electronic gaming device.


Gaming Manufacturers Other Than Slots Permit: This type of license is required for a company or individual that manufactures any casino game other than an electronic gaming device.


Gaming Supplier Permit: This type of license is required for a company or individual that supplies, sells, leases or repairs, or contracts to supply, sell, lease, or repair gaming-related devices, equipment, supplies, or services to or for licensed gaming operators.


Manufacturers of Slots Permit Fee: $15,000 annually


Gaming Manufacturers Other Than Slots Permit Fee: $7,500 annually


Gaming Supplier Permit Fee: $3,000 annually


Nongaming Supplier Permit: This type of license is required for a company or individual whose one-year gaming revenue equals or exceeds $100,000 per gaming operator.


Nongaming Supplier Permit Fee: $250 annually


MICHIGAN

Supplier License: This type of license is required for any company or individual providing gaming-related services.


Supplier licensing requires a background investigation lasting approximately three months. There are cases in which companies can apply for an exemption to the supplier licensing process (outlined in Resolution 2003-07, adopted by the Michigan Gaming Control Board in December 2003).


      FEES

YEARLY GAMING REVENUECOST
Less than $100,000   $500
$100,000 - $500,000  $1,000
More than $500,000   $2,500

Supplier License Fee: $5,000 annually


In addition these fees, applicants also are responsible for any fees incurred by the board during its licensing investigation.


Vendor Registration Number: This type of license is required for any company or individual with gaming revenues exceeding $600 during a 12-month period.


Supplier License: This type of license is required for any company or individual with gaming revenues during a 12-month period equaling or exceeding $200,000 with one casino, or $400,000 with more than one casino.


Supplier License Application Fee:

YEARLY GAMING REVENUECOST
$100,000 - $500,000  $1,000
More than $500,000   $2,500

Supplier License Fee: $5,000 annually


In addition to these fees, applicants also are responsible for any fees incurred by the board during its licensing investigation.


MISSISSIPPI

Distributor's License: This type of license is required for any company or individual that lends, leases, sells, gives or distributes in any other manner gaming devices and equipment used in Mississippi.


Manufacturer's License: This type of license is required for companies or individuals that manufacture, assemble, or modify any gaming device used in Mississippi.


Distributor's License


   -APPLICATION FEE: $500


   -LICENSING FEE: $500 every three years


Manufacturer's License


   -APPLICATION FEE: $1,000


   -LICENSING FEE: $1,000 every three years


The Mississippi Gaming Commission does not require vendors of nongaming products or services to be licensed by the state.


MISSOURI

Supplier's License: This type of license is required for any company or individual that provides equipment devices, services or supplies to a licensed riverboat gambling operator.


Affiliate Supplier's License: This type of license is required for any affiliate of a company or individual that provides equipment devices, services or supplies to a licensed riverboat gambling operator. An affiliate is "a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified."


Supplier's License


   -APPLICATION   FEE:   $10,000   (If   the  cost  of  the  applicant's
    investigation exceeds the applicant's fee, the fee may be increased.)


   -LICENSING FEE: $5,000 annually


Affiliate Supplier's License


   -APPLICATION   FEE:  $10,000  (If  the  cost   of   the   applicant's
    investigation exceeds the applicant's fee, the fee may be increased.)


   -LICENSING FEE: $5,000 annually


The Missouri Gaming Commission does not require vendors of nongaming products or services to be licensed by the state.


NEVADA


Distributor's License: This type of license is required for any company or individual intending to sell or distribute any gaming device for use in Nevada.


Manufacturer's License: This type of license is required for any company or individual intending to assemble or manufacture any gaming device for use in Nevada.


Distributor's License Fee: $500 annually


Manufacturer's License Fee: $1,000 annually


The Nevada Gaming Control Board does not require vendors of nongaming products or services to be licensed by the state.


NEW JERSEY

Casino Service License: This type of license is required for a company or individual that provides any gaming-related goods or services.


Application Fee: $2,000 (non-refundable)


Vendor Registration Form: A casino purchasing at least $10,000 in products and services from a company or individual during a 12-month period is required to file a Vendor Registration Form on behalf of that company or individual

Nongaming Products and Services

Casino Service License (nongaming): This type of license is required for a company or individual with gaming revenues during a 12-month period equaling or exceeding $75,000 with one casino or $225,000 with more than one casino.


Application Fee: $2,000 (nonrefundable)


Vendor Registration Form: A casino purchasing at least $10,000 in products and services from a company or individual during a 12-month period is required to file a Vendor Registration Form on behalf of that company or individual


SOUTH DAKOTA

Slot Machine Manufacturer/Distributor License: This type of license is required for any company or individual that manufactures or distributes slot machine-related products and services for use in South Dakota.


Application Fee: $5,000


Slot Machine Manufacturer/Distributor License Fee: $1,000 for the first year, $250 for subsequent years


The South Dakota Commission on Gaming does not require vendors of nongaming products or services to be licensed by the state.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION.

      DESCRIPTION OF BUSINESS AND HISTORY. Strategic Gaming Investments, Inc., a Nevada corporation, was incorporated in the State of Nevada on September 27, 2005. SGI has one wholly owned subsidiary, The Ultimate Poker League, Inc. SGI intends to create a national poker contest for amateur contestants to compete for a grand prize. Since its inception on September 27, 2005, SGI's operations have been limited to general administrative operations. Accordingly, SGI is considered a development stage company in accordance with Statement of Financial Accounting Standards No. 7.

      MANAGEMENT OF SGI. SGI filed its articles of incorporation with the Nevada Secretary of State on September 27, 2005, indicating Jason F. Griffith as the incorporator. SGI filed its initial list of officers and directors with the Nevada Secretary of State on September 27, 2005 stating as follows:
Lawrence S. Schroeder, President and a Director; Jason F. Griffith, Secretary, Treasurer and a Director, S. Matthew Schultz, Director.

      GOING  CONCERN.   SGI incurred net losses of $  34,507      for  the
period   from   inception   on   September   27,   2005   through    December
   3  1, 2005.      SGI  is  in the development stage which raises
substantial doubt about its ability to continue as a going concern. The ability of SGI to continue as a going concern is dependent on additional sources of capital and the success of SGI's business plan. The audited financial statements of SGI, and its wholly owned subsidiary, The Ultimate Poker League,
Inc.,  a  Nevada  corporation,  are   set forth in this Information Statement
   and do not include any adjustments that might be necessary if SGI is unable to continue as a going concern.

      FISCAL YEAR END.  The fiscal year end of SGI is December 31.

      USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      INCOME TAXES. SGI accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

      SGI management believes that it will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. SGI has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

      NET LOSS PER COMMON SHARE. SGI computes net loss per share in accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents; however, potential common shares are excluded if their effect is antidilutive.

      CONCENTRATION OF RISK. A significant amount of the SGI assets and resources are dependent on the financial support of its stockholders. Should the SGI stockholders determine to no longer finance the operations of SGI, it may be unlikely for SGI to continue.

      REVENUE RECOGNITION. SGI has no revenues to date from its operations. Once revenues are generated, management will establish a revenue recognition policy.

      ADVERTISING COSTS. SGI recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, SGI expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. SGI has recorded no
advertising  costs   for   the   period  from  inception,  through   December
31   , 2005.

      LITIGATION. SGI is not aware of, nor is it involved in any, pending or threatened legal proceedings.

      PROPERTY AND EQUIPMENT.  As of  December  31  ,  2005,  SGI   does
not own any property or equipment.

      ISSUANCES OF SGI COMMON STOCK. The Company's authorized capital stock consists of 100,000 shares of common stock, $0.001 par value. As of December
    3  1,   2005,  the   date   of   the  most recent audit of the
financial  statements of SGI, SGI had 71,500 shares of common  stock   issued
and outstanding . As referred to below, SGI issued the sum of 5,000 shares of common stock on October 21, 2005 in connection with its transaction with The Ultimate Poker League, Inc., a Nevada corporation. On September 27, 2005, the Company issued the following shares: (i) 34,000 shares of common stock were issued to Lawrence S. Schroeder as founder's stock; (ii) 30,000 shares of common stock were issued to S. Matthew Schultz as founder's stock; and (iii) 7,500 shares of common stock were issued to Jason F. Griffith as founder's stock. Each of the foregoing issuances was made in reliance upon the exemption from securities registration provided by Section 4(2) of the Securities Act of 1933, as amended.

      On October 21, 2005, SGI and The Ultimate Poker League, Inc., a Nevada corporation ("UPL") entered into an Agreement and Plan of Reorganization ("SGI/UPL Merger"), whereby SGI acquired 100% of the issued and outstanding capital stock of UPL in consideration for the issuance of 5,000 shares of common stock of SGI. Following the close of the SGI/UPL Merger, UPL continues in existence as a wholly owned subsidiary of SGI. The SGI/UPL Merger was structured as a tax-free reorganization under Section 368 of the Internal Revenue Code, as amended. The SGI/UPL Merger was made in reliance upon the exemptions from securities registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

      STOCKHOLDER LOANS.  As  of   December  31   ,  2005, SGI had no
outstanding loans from stockholders.

      RELATED PARTY TRANSACTIONS.  As of  December 31   , 2005, there
are no related party transactions between SGI and its officers, directors and five percent (5%) stockholders.

      CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

      There have been no changes in the accountants of SGI since inception. Additionally, there have been no disagreements with the accountants of SGI.

      STOCK OPTIONS. As of  December        3  1,  2005,    and  as
of the date of this Information Statement, there are no outstanding options to purchase common stock of SGI.



      On November 4, 2005, our Board of Director's approved the Agreement and Plan of Reorganization, attached hereto as Annex A, by and between the Company and SGI. The terms of the Agreement provide that the Company acquire 100% of the issued and outstanding capital stock of SGI in consideration for the issuance of 7,650,000 shares of common stock of the Company to the stockholders of SGI. Upon the close of the merger, SGI and UPL will become wholly owned subsidiaries of the Company.

      The Board of Directors of the Company has approved proposal two. Stockholders holding a majority of the Company's issued and outstanding common stock have approved proposal two via written consent.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                PROPOSAL THREE:

                     AMENDMENT TO OUR AMENDED ARTICLES OF
                   INCORPORATION TO CHANGE THE COMPANY NAME
                     TO STRATEGIC GAMING INVESTMENTS, INC.


      The name change is being undertaken in conjunction with the transaction between the Company and Strategic Gaming Investments, Inc. detailed in proposal two above. The name change will become effective upon the filing of the amendment to our Amended Articles of Incorporation with the Delaware Department of State, Division of Corporations. The amendment to our articles of incorporation is attached hereto as Annex B.

      The Board of Directors of the Company has approved proposal three. Stockholders holding a majority of the Company's issued and outstanding common stock have approved proposal three via written consent.


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

      The Company's Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.

      The Company has received the vote of a majority of its stockholders regarding the three proposals referred to herein, thereby satisfying the requirements of the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws for stockholder approval of the proposals taken above. Given the foregoing, the Company is not holding a special meeting of its stockholders with respect to the three proposals herein, and is not asking its stockholders for a proxy or consent.

ITEM 2.  REVOCABILITY OF PROXY.

      The three proposals set forth herein have been approved via written consent by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly, we are not asking stockholders for a proxy and we request that stockholders do not send a proxy to us.

ITEM 3.      DISSENTERS' RIGHTS OF APPRAISAL.

       Under the DGCL, given that the Company has more than 2,000 outstanding stockholders and the holders of a majority of our outstanding capital stock have approved the three (3) proposals via written consent, the Company is not required to provide dissenting stockholders with a right of appraisal, and the Company will not provide stockholders with such a right.


ITEM 4.  PERSONS MAKING THE SOLICITATION.

      This Information Statement is being furnished by the Company to its stockholders in conformity with the Securities Exchange Act of 1934, as amended, as well as the DGCL. The Company will bear all costs and expenses relating to the mailing of the Information Statement, and the Annexes thereto, to its stockholders.



ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

      The Company's Board of Directors, and a majority of its outstanding common stockholders, have approved proposal number two relating to the transaction by and between the Company and SGI. The officers and directors of SGI are as follows: Larry S. Schroeder, President and a Director; S. Matthew Schultz, Chairman of the Board of Directors; and Jason F. Griffith, Chief Financial Officer, Secretary and a Director. Messrs, Schroeder, Schultz and Griffith serve in the same officer and director capacities for the Company, except that Mr. Griffith is a director nominee of the Company. In addition, Messrs. Schroeder, Schultz and Griffith hold, collectively, 7,150,000 of the 7,650,000 issued and outstanding shares of common stock of SGI, or 93.5%. Further, Mr. Schultz holds 57,928 shares of common stock of the Company, comprising 60.83% of the issued and outstanding common stock of the Company. Based upon Mr. Schultz's majority ownership in the Company's issued and outstanding common stock, Mr. Schultz's consent is sufficient to approve each of the three proposals referred to herein.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.

      As of the Record Date, there were 95,229 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The foregoing share amount is fully-diluted (there are no outstanding options, warrants or other securities convertible into common stock of the Company) and has been used for purposes of the ownership percentage calculations below. Each share of common stock entitles the holder to one (1) vote on all matters submitted to stockholders.

      The following table sets forth the issued and outstanding common stock, as of November 4, 2005, with respect to the following parties: (i) each person known to the Company to be the beneficial owner of more that five percent (5%) of the Company's issued and outstanding common stock; (ii) each officer and director of the Company; and (iii) all executive officers and directors as a group. The following beneficial ownership information has been furnished to the Company by each of the parties named below:


  NAME OF BENEFICIAL OWNER           POSITION                   NUMBER OF SHARES      		OPTIONS OR OTHER 	PERCENTAGE
                                          			BENEFICIALLY OWNED (1)          SECURITIES EXERCISABLE  OF CLASS
												WITHIN 60 DAYS
--------------------------	---------------------------	----------------------		----------------------	----------

S.  Matthew Schultz		Chairman of the Board;                 57,928                             0		  60.83%
    				Chief Operating Officer

Lawrence S.Schroeder		President; Chief Executive                  0                             0		   0.00%
   				Officer; Director

Jason F. Griffith		Chief Financial Officer;                    0                             0		   0.00%
   				Secretary; Director Nominee
								       ------				---		  ------
EXECUTIVE OFFICERS
AND DIRECTORS (AS A GROUP)                                             57,928                             0		  60.83%
								       ======				===		  ======

_________________
   (1) Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. None of the persons named above hold options, warrants or other securities exercisable, or convertible, into shares of common stock of the Company. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than five percent (5%) of the Company's issued and outstanding common stock is c/o Left Right
        Marketing Technology, Inc., 585 West 500 South #180, Bountiful, Utah 84010.



      ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS.

      The directors and officers of the Company are identical to the directors and officers of SGI, with the exception of Mr. Griffith who is a director nominee of the Company.

      The following sets forth the requisite information with respect to the executive officers and directors of the Company:

NAME                       AGE     POSITION 			        	DATES SERVED
---------------------	   ---	   -----------------------------------------	---------------------------------

S. Matthew Schultz          35 	   Chairman of the Board of Directors and       February 16, 2005
                                   Chief Operating Officer
Lawrence S. Schroeder       58     President, Chief Executive Officer, and a    February 16, 2005
                                   Director
Jason F. Griffith           29     Chief Financial Officer, Secretary and a     Since September 13, 2005 (As CFO)
                              	   Director Nominee

 _________________

      The following is biographical information for each of the directors and officers listed above:

OFFICERS AND DIRECTORS - COMPANY

S. MATTHEW SCHULTZ serves as Chief Operating Officer and Chairman of the Board of Directors of the Company. Since April 2003, Mr. Schultz has served as President of Wexford Capital Ventures, Inc., a Utah based strategic financial consulting firm. Mr. Schultz has been instrumental in creating successful investor awareness campaigns for numerous publicly traded companies, and has assisted in private placement offerings, both domestically and internationally. From 1999 to 2003, Mr. Schultz was the Chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. Mr. Schultz also served as the vice-president of the Utah Consumer Lending Association from 1998 through 1999.

LAWRENCE S. SCHROEDER serves as President, Chief Executive Officer and a Director of the Company. Since 1992, Mr. Schroeder has served as a private consultant to the hospitality and other industries. Mr. Schroeder's clients have included the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director of Responsive Marketing & Communications, an official marketing agency of record for the 1996 Olympic Games. Mr. Schroeder is also Chairman and Chief Executive Officer of New World Entertainment, a joint venture partner and strategic marketing agent for Allied Domecq Spirits and Wine, acting as merchandiser for portfolio brands to stadiums, casinos and other public facilities domestically. Mr. Schroeder received a bachelors of science in business administration from Huron College.


JASON F. GRIFFITH serves as Chief Financial Officer, Secretary and a Director Nominee of the Company. Mr. Griffith's experience includes having served as chief financial officer for two publicly traded companies, including Datascension, Inc., from June 2002 to March 2005, and South Texas Oil Company, from June 2002 to the present. Mr. Griffith has extensive experience in public accounting, including serving as the managing partner of De Joya, Griffith & Company, LLC, formerly known as CFO Advantage, from June 2002 to December 2004, and Franklin, Griffith & Associates, from January 2005 to August 2005. In addition, Mr. Griffith served as the accounting manager for Chavez & Koch, a certified public accounting firm, from August 2001 through June 2002. Previously, Mr. Griffith worked for Arthur Andersen LLP in Memphis, Tennessee from December 1998 until July 2001. Mr. Griffith received a bachelor's degree in business and economics, and a master's degree in accounting, from Rhodes College. Mr. Griffith is a licensed certified public accountant in Nevada and Tennessee, is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, and the Nevada and Tennessee State Society of CPA's. Currently, Mr. Griffith serves as a member of the board of directors for South Texas Oil Company.

      The officers and directors of The Ultimate Poker League, Inc. ("UPL"), a wholly-owned subsidiary of SGI, are as follows:


NAME                       AGE     POSITION 			DATES SERVED
---------------------	   ---	   --------------------		----------------------

Anthony J. Marsiglia	    58	   President           		Since Inception of UPL
Jason F. Griffith   	    29	   Secretary, Treasurer		Since Inception of UPL
Benjamin R. Magee	    35	   Director (UPL)	        Since Inception of UPL
Donald R. Beck		    56	   Director (UPL)	        Since Inception of UPL
Patrick M. Williams	    39	   Director (UPL)	        Since Inception of UPL

    _________________

OFFICERS AND DIRECTORS - THE ULTIMATE POKER LEAGUE, INC.

ANTHONY J. MARSIGLIA serves as the President of UPL.       Mr. Marsiglia
is currently the President and Chief Executive Officer of Responsive Marketing Communications, a full service marketing agency located in Chicago, Illinois. Mr. Marsiglia is a pioneer in integrated marketing, with extensive experience in advertising, marketing and brand building. From 1969 to 1978, Mr. Marsiglia served as a sales representative and then Group Product Manager of Standard Brands, now know as Kraft. While with Standard Brands, Mr. Marsiglia ultimately directed marketing and brand development campaigns for Planters Nuts & Snacks, Blue Bonnet Margarine and Yardley of London Soaps. Mr. Marsiglia launched Responsive Marketing with the Bertolli olive oil and wine brand, taking the brand from a niche market player to national chain distribution status. Mr. Marsiglia was also instrumental in developing brand recognition and product development for Energizer, Lipton, Thomas', Knorr, Entenmann's, Hillshire Farms and other national brands for large multi-national companies such as Kraft, Unilever, ConAgra and Sara Lee. Responsive Marketing was a marketing agency of record for the 1996 Olympic Games. Responsive Marketing was also one of the first marketing agencies to develop fan clubs and affinity programs to support client bases. Since the 1980's, Responsive Marketing has been a primary developer of fan club and affinity programs, including Gumby, The Teenage Mutant Ninja Turtles and The Energizer Bunny. At its peak, the Teenage Ninja Mutant Turtles fan club boasted 300,000 members and the Energizer Bunny club sold over 250,000 pieces of merchandise. Mr. Marsiglia received a bachelor's degree in marketing from Northern Illinois University.

BENJAMIN R. MAGEE  serves  as a Director of UPL. Since 2004, Mr. Magee has served as the Tournament Director for the Plaza Hotel and Casino, Las Vegas, Nevada, and has increased the Plaza poker tournament schedule from one tournament, operating six days per week, to four tournaments, operating seven days per week. Mr. Magee is responsible for turning an unprofitable venture for the Plaza Hotel into an operation with positive cash flow of approximately $70,000 per month. Mr. Magee oversees all aspects of the Plaza tournaments, including advertising and marketing, the result of which has been a tremendous increase in visibility and profit for the tournaments. Mr. Magee has also organized, structured and operated daily tournaments and major televised events including the Ultimate Poker Challenge and World Poker Classic. Prior to joining Plaza Hotel, Mr. Magee was employed by Binion's Horseshoe Hotel and Casino with the responsibility to direct the satellite tournaments for the 2004 World Series of Poker. While working for Binion's, Mr. Magee standardized gaming regulations and assisted the international poker community with problems related to poker rulings, and was responsible for increasing tournament play from two tournaments per week to ten tournaments per week. From 1995 to 2002, Mr. Magee supervised multi-game dealers and multiple casinos, and was responsible for increasing profitability and the customer loyalty base for such venues.

DONALD R. BECK serves as a Director of UPL. Currently Mr. Beck is the President and Chief Executive Officer of Toolbox Productions and Beck-ola Productions, full service advertising agencies serving major clients in the entertainment and television industry. The clients of Toolbox and Beck-ola Productions include United Paramount Network, MGM Worldwide Television, ABC, MGM, Sony, Paramount and Universal Worldwide. Mr. Beck is also Chairman/Founding Partner of PalTV, a new interactive television network. Mr. Beck has produced and directed film and television projects for over twenty-five years. During his professional career, Mr. Beck has served as a Senior Vice President of Creative Services for ABC television for seven years, prior to founding his own production company, Beck-Ola Productions in 1973. Mr. Beck has produced several feature length motion pictures including Cutting Class (the first starring role for Brad Pitt) and Interruptions, as well as dozens of made for home entertainment projects, including more then seven Star Trek specials, three Stargate SG-1 specials and several videos on the sport of ice hockey. Currently, Mr. Beck is working on several special Star Trek DVD limited edition sets as well as producing the videos for the Star Trek Adventure exhibit in Hyde Park, London, and Star Trek: The Experience in Las Vegas. Mr. Beck has won numerous gold and silver Promax awards including "Best of Show" several times. In 2002, Beck, as producer/director, won the television DVD of the Year award for the series Star Trek: Next Generation. Mr. Beck has served on various television industry panels as a judge and moderator. Mr. Beck is a director member of the Director's Guild of America as well as an adjunct professor of production/post-production techniques at Santa Monica College, Academy of Entertainment.

PATRICK M. WILLIAMS serves as a Director of UPL. Mr. Williams currently serves as the President of Premier Loyalty Solutions, LLC ("PLS"), a leading provider of full-service loyalty programs for the automotive industry. Since Mr. Williams' involvement in PLS, PLS has realized a significant increase in sales and growth. Mr. Williams is intimately involved with all internal and external resources in product design, implementation processes, client service paradigms, internal operations and singularly manages sales across multiple distribution channels for all of PLS's products and services. Mr. Williams has over twenty-one years of retail automotive industry experience encompassing positions in direct sales, sales force motivation and training, sales management, as well as direct responsibility for operations. Mr. Williams is an active member of the community, including work with Las Vegas Resource Center, Rotary Youth Exchange, Partners in Education, as well as coaching several winning youth league teams.

      AUDIT COMMITTEE AND FINANCIAL EXPERT

      Our Audit Committee consists of S. Matthew Schultz (Chairman) and Lawrence S. Schroeder. At this time, we do not have a majority of independent parties serving on our Audit Committee, but we will endeavor to do so in the future. The Audit Committee undertakes the following: recommends the independent certified public accounting firm to audit the Company's annual financial statements and review the quarterly financial statements; reviews the independence of the Company's certified public accounting firm; reviews the independent certified public accounting firm's audit report relating to the Company's annual financial statements and the review of the Company's quarterly financial statements; reviews management's administration of the system of internal accounting controls; at least annually, meets with the Company's in-house counsel to discuss legal matters that may have a material impact on the Company's financial statements; and at least annually, meets with appropriate management to review tax matters affecting the Company, among other items. The Company has a written audit committee charter which is attached hereto as Annex
F. The Audit Committee was formed on November 1, 2005 and has had one meeting to date attended by all members thereof.

      We do not currently have a financial expert that is independent. In the interim, Mr. Griffith will serve in this capacity. Mr. Griffith is not, however, an independent director given his proposed share ownership in the Company and the fact that he serves Chief Financial Officer. In the future, we intend to retain an independent financial expert.

      An "audit committee financial expert" means a person who has the following attributes:

      A. An understanding of generally accepted accounting principles and financial statements;

      B. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

      C. Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities;

      D.    An understanding of internal control over financial reporting; and

      E.    An understanding of audit committee functions.

      COMPENSATION COMMITTEE

      The Company's compensation committee is currently comprised of Messrs. Schultz and Schroeder. At this time, we do not have a majority of independent members serving on our Compensation Committee, but will endeavor to do so in the future. In general, the compensation committee's authority and oversight extends to total compensation, including base salaries, bonuses, stock options, and other forms of compensation for the Company's officers, directors and key employees. More specifically, the compensation committee has the responsibility to:

      -recommend executive compensation policy to our board
      -determine compensation of our senior executives
      -determine the performance criteria and bonuses to be granted -administer and approve stock option grants

      In recommending executive compensation, the compensation committee has the responsibility to ensure that the compensation program for executives of the Company is effective in attracting and retaining key officers, links pay to business strategy and performance, and is administered in a fair and equitable fashion in the stockholder's interest.

      NOMINATING COMMITTEE

       We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors, perform some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources. We do, however, intend to implement a nominating committee in 2006 upon appointing not less than two (2), and not more than four (4), independent directors.

      DISCLOSURE COMMITTEE AND CHARTER

      There is currently no Disclosure Committee or Disclosure Committee Charter. At a future date, we will implement a Disclosure Committee and a Disclosure Committee Charter. The Disclosure Committee, once established, will be comprised solely of independent directors.

      PROCESS  FOR  SECURITY HOLDERS  TO  SEND  INFORMATION  TO  THE  BOARD  OF
DIRECTORS

      Security holders can send information to the Board of Directors, generally, or to any specific member of the Board of Directors, by mailing such information to S. Matthew Schultz, 585 West 500 South, #180, Bountiful, Utah 84010.

      ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

      The following tables set forth certain summary information concerning all plan and non-plan compensation awarded to, earned by, or paid to the named executive officers and directors, by any person, for all services rendered in all capacities to the Company, in the past two fiscal years:


                                                                                          BONUS AND OTHER  SECURITIES UNDERLYING
NAME OF EXECUTIVE OFFICER                                                  ANNUAL SALARY   COMPENSATION        STOCK OPTIONS
    AND/OR DIRECTOR          POSITION OF INDIVIDUAL
-------------------------    ----------------------------------------	   -------------  ---------------  ---------------------

S. Matthew Schultz           Vice President and Chairman                        0             0                   0

Lawrence S. Schroeder        Chief Executive Officer, President and a           0             0                   0
                             Director

Jason F. Griffith            Chief Financial Officer, Secretary and a           0             0                   0
                             Director Nominee

Richard M. Hall              Former Chief Executive Officer                     0(1)          0                   0
                                                                           95,250(2)
                                                                           95,250(3)

_________________
(1) Richard M. Hall, our former Chief Executive Officer, received $0 in salary in 2005 prior to his resignation on February 16, 2005.
(2) Richard M. Hall, our former Chief Executive Officer and President received an annual salary of $95,250 in fiscal year 2004.
(3) Richard M. Hall, our former Chief Executive Officer and President received an annual salary of $95,250 in fiscal year 2003.


      EMPLOYMENT AGREEMENTS

      There are currently no employment agreements with any officers of the Company.

      CONSULTANT AND EMPLOYEE STOCK COMPENSATION PLAN

      The Company filed a registration statement on Form S-8 with the SEC on January 23, 2004 to register 782,000 shares of common stock under its 2004 Consultant and Employee Stock Compensation Plan (the "Plan"). Thereafter, on April 22, 2004, the Company filed an amendment to the Plan (the "Amended Plan") to register an additional 4,100,000 shares of common stock with the SEC, for a total of 4,882,000 shares. As a result of our 1:1000 reverse split effected on September 20, 2005, there are a total of 4,882 shares of common stock registered under the Amended Plan. Employees of the Company, who also serve as officers and directors thereof, will be allowed to participate under the Plan.


      OPTION/SAR GRANTS

      No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs, have been made to any existing executive officer or any director. Accordingly, no stock options have been exercised by any of the officers or directors in the past two fiscal years.

      COMPENSATION OF DIRECTORS

      Our directors have not received any compensation for serving as members of the board of directors. The Board has not implemented a plan to award options, although the Amended Plan is in existence. There are currently no contractual arrangements with any member of the board of directors.

      ADDITIONAL INFORMATION

      Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and, in accordance therewith, files periodic reports and all other required information with the Securities and
Exchange  Commission ("SEC"). The periodic   reports of the Company listed
below are  provided  in this Information Statement   .  Additional
information filed by the Company with the SEC, may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

      COMPANY FILINGS PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

      The following documents represent requisite filings of the Company pursuant to the Securities Exchange Act of 1934, as amended:

      1.   Current Report on Form 8-K filed on March 24, 2005.

      2.   Current Report on Form 8-K filed on April 11, 2005.

      3. Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004, filed on May 6, 2005.

      4. Quarterly Report on Form 10-QSB, for the fiscal quarter ended March 31, 2005, filed on May 13, 2005.

      5. Quarterly Report on Form 10-QSB, for the fiscal quarter ended June 30, 2005, filed on August 1, 2005.

      6.   Definitive Proxy Statement on Schedule 14C filed on August 29, 2005.

      7.   Current Report on Form 8-K filed on September 14, 2005.

      8.   Quarterly  Report  on  Form  10-QSB, for the fiscal  quarter  ended
           September 30, 2005, filed   on November 3, 2005.

      This Information Statement is being provided to the Company's stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Rule 14c-2b of the Securities Exchange Act of 1934, as amended, requires issuers to send or give an information statement to its stockholders at least twenty (20) calendar days prior to the earliest date on which corporate action may be taken by majority stockholder consent.

      CONCLUSION

      As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the three proposals set forth herein. As the requisite majority stockholder vote for the three proposals, as described in this Information Statement, has been obtained from a majority of the Company's stockholders via written consent, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company's stockholders with information required by the rules and regulations of the Securities and Exchange Act of 1934, as amended.

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Information Statement on Schedule 14C to be executed on its behalf by the undersigned.


Dated:  March   22, 2006      LEFT  RIGHT  MARKETING TECHNOLOGY, INC.



                                         By:   /s/ Lawrence S. Schroeder
					       -------------------------
                                         	   Lawrence S. Schroeder
                                         	   President and Chief
						   Executive Officer